Ehibit 10.17
                             REDWOOD EMPIRE BANCORP

                            10,000 Capital Securities


                     Fixed/Floating Rate Capital Securities
               (Liquidation Amount $1,000.00 per Capital Security)


                               PLACEMENT AGREEMENT

                              --------------------

                                                                   July 17, 2003


FTN Financial Capital Markets
845 Crossover Lane, Suite 150
Memphis, Tennessee  38117

Keefe, Bruyette & Woods, Inc.
787 7th Avenue
4th Floor
New York, New York  10019

Ladies and Gentlemen:

     Redwood Empire Bancorp, a California corporation (the "Company"), and its financing subsidiary, Redwood Statutory Trust II, a Connecticut statutory trust (the "Trust," and hereinafter together with the Company, the "Offerors"), hereby confirm their agreement (this "Agreement") with you as placement agents (the "Placement Agents"), as follows:

Section 1. Issuance and Sale of Securities.

     1.1. Introduction. The Offerors propose to issue and sell at the Closing (as defined in Section 2.3.1 hereof) 10,000 of the Trust's Fixed/Floating Rate Capital Securities, with a liquidation amount of $1,000.00 per capital security (the "Capital Securities"), to First Tennessee Bank National Association (the "Purchaser") pursuant to the terms of a Subscription Agreement entered into, or to be entered into on or prior to the Closing Date (as defined in Section 2.3.1 hereof), between the Offerors and the Purchaser (the "Subscription Agreement"), the form of which is attached hereto as Exhibit A and incorporated herein by this reference.

     1.2. Operative Agreements. The Capital Securities shall be fully and unconditionally guaranteed on a subordinated basis by the Company with respect to distributions and amounts payable upon liquidation, redemption or repayment (the "Guarantee") pursuant and subject to the Guarantee Agreement (the "Guarantee Agreement"), to be dated as of the Closing Date and executed and delivered by the Company and U.S. Bank National Association ("U.S. Bank"), as trustee (the "Guarantee Trustee"), for the benefit from time to time of the holders of the Capital Securities. The entire proceeds from the sale by the Trust to the holders of the Capital Securities shall be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities"), and shall be used by the Trust to purchase $10,310,000.00 in principal amount of the Fixed/Floating Rate Junior


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Subordinated  Deferrable  Interest Debentures (the "Debentures") of the Company.
The Capital Securities and the Common Securities for the Trust shall be issued pursuant to an Amended and Restated Declaration of Trust among U.S. Bank, as institutional trustee (the "Institutional Trustee"), the Administrators named therein, and the Company, to be dated as of the Closing Date and in substantially the form heretofore delivered to the Placement Agents (the "Trust Agreement"). The Debentures shall be issued pursuant to an Indenture (the "Indenture"), to be dated as of the Closing Date, between the Company and U.S. Bank, as indenture trustee (the "Indenture Trustee"). The documents identified in this Section 1.2 and in Section 1.1 are referred to herein as the "Operative Documents."

     1.3. Rights of Purchaser. The Capital Securities shall be offered and sold by the Trust directly to the Purchaser without registration of any of the Capital Securities, the Debentures or the Guarantee under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities laws in reliance upon exemptions from the registration requirements of the Securities Act and other applicable securities laws. The Offerors agree that this Agreement shall be incorporated by reference into the Subscription Agreement and the Purchaser shall be entitled to each of the benefits of the Placement Agents and the Purchaser under this Agreement and shall be entitled to enforce obligations of the Offerors under this Agreement as fully as if the Purchaser were a party to this Agreement. The Offerors and the Placement Agents have entered into this Agreement to set forth their understanding as to their relationship and their respective rights, duties and obligations.

     1.4. Legends. Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Capital Securities and Debentures certificates shall each contain a legend as required pursuant to any of the Operative Documents.

Section 2. Purchase of Capital Securities.

     2.1. Exclusive Rights; Purchase Price. From the date hereof until the Closing Date (which date may be extended by mutual agreement of the Offerors and the Placement Agents), the Offerors hereby grant to the Placement Agents the exclusive right to arrange for the sale of the Capital Securities to the Purchaser at a purchase price of $1,000.00 per Capital Security.

     2.2. Subscription Agreement. The Offerors hereby agree to evidence their acceptance of the subscription by countersigning a copy of the Subscription Agreement and returning the same to the Placement Agents.

     2.3. Closing and Delivery of Payment.

          2.3.1. Closing; Closing Date. The sale and purchase of the Capital Securities by the Offerors to the Purchaser shall take place at a closing (the "Closing") at the offices of Lewis, Rice & Fingersh, L.C., at 10:00 a.m. (St. Louis time) on July 22, 2003, or such other business day as may be agreed upon by the Offerors and the Placement Agents (the "Closing Date"); provided, however, that in no event shall the Closing Date occur later than July 25, 2003 unless consented to by the Purchaser. Payment by the Purchaser shall be payable in the manner set forth in the Subscription Agreement and shall be made prior to or on the Closing Date.

          2.3.2. Delivery. The certificate for the Capital Securities shall be in definitive form, registered in the name of the Purchaser and in the aggregate amount of the Capital Securities purchased by the Purchaser.

          2.3.3. Transfer Agent. The Offerors shall deposit the certificate representing the Capital Securities with the Institutional Trustee or other appropriate party prior to the Closing Date.



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     2.4. Placement Agents' Fees and Expenses.

          2.4.1. Placement Agents' Compensation. Because the proceeds from the sale of sale of the Capital Securities shall be used to purchase the Debentures from the Company, the Company shall pay an aggregate of $22.50 for each $1,000.00 of principal amount of Debentures sold to the Trust (excluding the Debentures related to the Common Securities purchased by the Company). Of this amount, $11.25 for each $1,000.00 of principal amount of Debentures shall be payable to FTN Financial Capital Markets and $11.25 for each $1,000.00 of principal amount of Debentures shall be payable to Keefe, Bruyette & Woods, Inc. Such amount shall be delivered to the Trustee or such other person designated by the Placement Agents on the Closing Date and shall be allocated between and paid to the respective Placement Agents as directed by the Placement Agents.

          2.4.2. Costs and Expenses. Whether or not this Agreement is terminated or the sale of the Capital Securities is consummated, the Company hereby covenants and agrees that it shall pay or cause to be paid (directly or by reimbursement) all reasonable costs and expenses incident to the performance of the obligations of the Offerors under this Agreement, including all fees, expenses and disbursements of counsel and accountants for the Offerors; all reasonable expenses incurred by the Offerors incident to the preparation, execution and delivery of the Trust Agreement, the Indenture, and the Guarantee; and all other reasonable costs and expenses incident to the performance of the obligations of the Company hereunder and under the Trust Agreement.

     2.5. Failure to Close. If any of the conditions to the Closing specified in this Agreement shall not have been fulfilled to the satisfaction of the Placement Agents or if the Closing shall not have occurred on or before 10:00 a.m. (St. Louis time) on July 25, 2003, then each party hereto, notwithstanding anything to the contrary in this Agreement, shall be relieved of all further obligations under this Agreement without thereby waiving any rights it may have by reason of such nonfulfillment or failure; provided, however, that the obligations of the parties under Sections 2.4.2, 7.5 and 9 shall not be so relieved and shall continue in full force and effect.

Section 3. Closing Conditions. The obligations of the Purchaser and the Placement Agents on the Closing Date shall be subject to the accuracy, at and as of the Closing Date, of the representations and warranties of the Offerors contained in this Agreement, to the accuracy, at and as of the Closing Date, of the statements of the Offerors made in any certificates pursuant to this Agreement, to the performance by the Offerors of their respective obligations under this Agreement, to compliance, at and as of the Closing Date, by the Offerors with their respective agreements herein contained, and to the following further conditions:

     3.1. Opinions of Counsel. On the Closing Date, the Placement Agents shall have received the following favorable opinions, each dated as of the Closing
Date: (a) from Carle, Mackie, Power & Ross LLP, counsel for the Offerors and addressed to the Purchaser and the Placement Agents in substantially the form set forth on Exhibit B-1 attached hereto and incorporated herein by this reference, (b) from Shipman & Goodwin LLP, special Connecticut counsel to the Offerors and addressed to the Purchaser, the Placement Agents and the Offerors, in substantially the form set forth on Exhibit B-2 attached hereto and incorporated herein by this reference and (c) from Lewis, Rice & Fingersh, L.C., special tax counsel to the Offerors, and addressed to the Placement Agents and the Offerors, in substantially the form set forth on Exhibit B-3 attached hereto and incorporated herein by this reference, subject to the receipt by Lewis, Rice & Fingersh, L.C. of a representation letter from the Company in the form set forth in Exhibit B-3 completed in a manner reasonably satisfactory to Lewis, Rice & Fingersh, L.C. (collectively, the "Offerors' Counsel Opinions"). In rendering the Offerors' Counsel Opinions, counsel to the Offerors may rely as to factual matters upon certificates or other documents furnished by officers, directors and trustees of the Offerors (copies of which shall be delivered to the Placement Agents


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and the Purchaser) and by government officials, and upon such other documents as counsel to the Offerors may, in their reasonable opinion, deem appropriate as a basis for the Offerors' Counsel Opinions. Counsel to the Offerors may specify the jurisdictions in which they are admitted to practice and that they are not admitted to practice in any other jurisdiction and are not experts in the law of any other jurisdiction. If the Offerors' counsel is not admitted to practice in the State of New York, the opinion of Offerors' counsel may assume, for purposes of the opinion, that the laws of the State of New York are substantively identical, in all respects material to the opinion, to the internal laws of the state in which such counsel is admitted to practice. Such Offerors' Counsel Opinions shall not state that they are to be governed or qualified by, or that they are otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

     3.2. Officer's Certificate. At the Closing Date, the Purchaser and the Placement Agents shall have received certificates from the Chief Executive Officer of the Company, dated as of the Closing Date, stating that (i) the representations and warranties of the Offerors set forth in Section 5 hereof are true and correct as of the Closing Date and that the Offerors have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date, (ii) since the date of this Agreement the Offerors have not incurred any liability or obligation, direct or contingent, or entered into any material transactions, other than in the ordinary course of business, which is material to the Offerors, and (iii) covering such other matters as the Placement Agents may reasonably request.

     3.3. Administrator's Certificate. At the Closing Date, the Purchaser and the Placement Agents shall have received a certificate of one or more
Administrators of the Trust, dated as of the Closing Date, stating that the representations and warranties of the Trust set forth in Section 5 are true and correct as of the Closing Date and that the Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date.

     3.4. Purchase Permitted by Applicable Laws; Legal Investment. The purchase of and payment for the Capital Securities as described in this Agreement and pursuant to the Subscription Agreement shall (a) not be prohibited by any applicable law or governmental regulation, (b) not subject the Purchaser or the Placement Agents to any penalty or, in the reasonable judgment of the Purchaser and the Placement Agents, other onerous conditions under or pursuant to any applicable law or governmental regulation, and (c) be permitted by the laws and regulations of the jurisdictions to which the Purchaser and the Placement Agents are subject.

     3.5. Consents and Permits. The Company and the Trust shall have received all consents, permits and other authorizations, and made all such filings and declarations, as may be required from any person or entity pursuant to any law, statute, regulation or rule (federal, state, local and foreign), or pursuant to any agreement, order or decree to which the Company or the Trust is a party or to which either is subject, in connection with the transactions contemplated by this Agreement.

     3.6. Information. Prior to or on the Closing Date, the Offerors shall have furnished to the Placement Agents such further information, certificates, opinions and documents addressed to the Purchaser and the Placement Agents, which the Placement Agents may reasonably request, including, without limitation, a complete set of the Operative Documents or any other documents or certificates required by this Section 3; and all proceedings taken by the Offerors in connection with the issuance, offer and sale of the Capital Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Placement Agents.

     If any condition specified in this Section 3 shall not have been fulfilled when and as required in this Agreement, or if any of the opinions or certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Placement Agents, this Agreement may

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be terminated  by the Placement  Agents by notice to the Offerors at any time at or prior to the Closing Date. Notice of such termination shall be given to the Offerors in writing or by telephone or facsimile confirmed in writing.

Section 4. Conditions to the Offerors' Obligations. The obligations of the Offerors to sell the Capital Securities to the Purchaser and consummate the transactions contemplated by this Agreement shall be subject to the accuracy, at and as of the Closing Date, of the representations and warranties of the Placement Agents contained in this Agreement and to the following further conditions:

     4.1. Executed  Agreement.   The  Offerors  shall  have  received  from  the
Placement Agents an executed copy of this Agreement.

     4.2. Fulfillment of Other Obligations. The Placement Agents shall have fulfilled all of their other obligations and duties required to be fulfilled under this Agreement prior to or at the Closing.

Section 5. Representations and Warranties of the Offerors. Except as set forth on the Disclosure Schedule (as defined in Section 11.1) attached hereto, if any, the Offerors jointly and severally represent and warrant to the Placement Agents and the Purchaser as of the date hereof and as of the Closing Date as follows:

     5.1. Securities Law Matters.

          (a) Neither the Company nor the Trust, nor any of their "Affiliates" (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")), nor any person acting on any of their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy any security, under circumstances that would require the registration under the Securities Act of any of the Capital Securities, the Guarantee or the Debentures (collectively, the "Securities") or any other securities to be issued, or which may be issued, by the Purchaser.

          (b) Neither the Company nor the Trust, nor any of their Affiliates, nor any person acting on its or their behalf has (i) other than the Placement Agents, offered for sale or solicited offers to purchase the Securities, or (ii) engaged in any form of offering, general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of any of the Securities.

          (c) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

          (d) Neither the Company nor the Trust is or, after giving effect to the offering and sale of the Capital Securities and the consummation of the transactions described in this Agreement, will be an "investment company" or an entity "controlled" by an "investment company," in each case within the meaning of Section 3(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act") without regard to Section 3(c) of the Investment Company Act.

          (e) Neither the Company nor the Trust has paid or agreed to pay to any person or entity (other than the Placement Agents) any compensation for soliciting another to purchase any of the Securities.

     5.2. Organization, Standing and Qualification of the Trust. The Trust has been duly created and is validly existing in good standing as a statutory trust under the Connecticut Statutory Trust Act (the "Statutory Trust Act") with the power and authority to own property and to conduct the business it transacts and proposes to transact and to enter into and perform its obligations under the Operative Documents. The Trust is duly qualified to transact business as a foreign entity and is in good standing in


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each  jurisdiction in which such  qualification  is necessary,  except where the failure to so qualify or be in good standing would not have a material adverse effect on the Trust. The Trust is not a party to or otherwise bound by any agreement other than the Operative Documents. The Trust is and will, under current law, be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

     5.3. Trust Agreement. The Trust Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and the Administrators of the Trust, and, assuming due authorization, execution and delivery by the Institutional Trustee, will be a valid and binding obligation of the Company and such Administrators, enforceable against them in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation and other laws relating to or affecting creditors' rights generally, and (b) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law) ("Bankruptcy and Equity"). Each of the Administrators of the Trust is an employee or a director of the Company or of a financial institution subsidiary of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement.

     5.4. Guarantee Agreement and the Indenture. Each of the Guarantee and the Indenture has been duly authorized by the Company and, on the Closing Date will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Guarantee Trustee, in the case of the Guarantee, and by the Indenture Trustee, in the case of the Indenture, will be a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to Bankruptcy and Equity.

     5.5. Capital Securities and Common Securities. The Capital Securities and the Common Securities have been duly authorized by the Trust Agreement and, when issued and delivered against payment therefor on the Closing Date to the Purchaser, in the case of the Capital Securities, and to the Company, in the case of the Common Securities, will be validly issued and represent undivided beneficial interests in the assets of the Trust. None of the Capital Securities or the Common Securities is subject to preemptive or other similar rights. On the Closing Date, all of the issued and outstanding Common Securities will be directly owned by the Company free and clear of any pledge, security interest, claim, lien or other encumbrance.

     5.6. Debentures. The Debentures have been duly authorized by the Company and, at the Closing Date, will have been duly executed and delivered to the Indenture Trustee for authentication in accordance with the Indenture, and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor by the Trust, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture enforceable against the Company in accordance with their terms, subject to Bankruptcy and Equity.

     5.7. Power and Authority. This Agreement has been duly authorized, executed and delivered by the Company and the Trust and constitutes the valid and binding obligation of the Company and the Trust, enforceable against the Company and the Trust in accordance with its terms, subject to Bankruptcy and Equity.

     5.8. No Defaults. The Trust is not in violation of the Trust Agreement or, to the knowledge of the Administrators, any provision of the Statutory Trust Act. The execution, delivery and performance by the Company or the Trust of this Agreement or the Operative Documents to which it is a party, and the consummation of the transactions contemplated herein or therein and the use of the proceeds therefrom, will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or other encumbrance upon any property or assets of the Trust, the Company or any of the Company's Subsidiaries (as defined in Section 5.11 hereof) pursuant to any contract, indenture,


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mortgage,  loan agreement,  note,  lease or other instrument to which the Trust, the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of any of them is subject, except for a conflict, breach, default, lien, charge or encumbrance which could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect nor will such action result in any violation of the Trust Agreement or the Statutory Trust Act or require the consent, approval, authorization or order of any court or governmental agency or body. As used herein, the term "Material Adverse Effect" means any one or more effects that individually or in the aggregate are material and adverse to the Offeror's ability to consummate the transactions contemplated herein or in the Operative Documents or any one or more effects that individually or in the aggregate are material and adverse to the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company and its Subsidiaries taken as whole, whether or not occurring in the ordinary course of business.

     5.9. Organization, Standing and Qualification of the Company. The Company as been duly incorporated and is validly existing as a corporation in good standing under the laws of California, with all requisite corporate power and authority to own its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure of the Company to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect.

     5.10. Subsidiaries of the Company. Each of the Company's significant subsidiaries (as defined in Section 1-02(w) of Regulation S-X to the Securities Act (the "Significant Subsidiaries")) is listed in Exhibit C attached hereto and incorporated herein by this reference. Each Significant Subsidiary has been duly organized and is validly existing and in good standing under the laws of the jurisdiction in which it is chartered or organized, with all requisite power and authority to own its properties and conduct the business it transacts and proposes to transact, and is duly qualified to transact business and is in good standing as a foreign entity in each jurisdiction where the nature of its activities requires such qualification, except where the failure of any such Significant Subsidiary to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect. All of the issued and outstanding shares of capital stock of the Significant Subsidiaries (a) have been duly authorized and are validly issued, (b) are fully paid and nonassessable, and (c) are wholly owned, directly or indirectly, by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

     5.11. Permits. The Company and each of its subsidiaries (as defined in Section 1-02(x) of Regulation S-X to the Securities Act) (the "Subsidiaries") have all requisite power and authority, and all necessary authorizations, approvals, orders, licenses, certificates and permits of and from regulatory or governmental officials, bodies and tribunals, to own or lease their respective properties and to conduct their respective businesses as now being conducted, except such authorizations, approvals, orders, licenses, certificates and permits which, if not obtained and maintained, would not, singly or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authorizations, approvals, orders, licenses, certificates or permits which, singly or in the aggregate, if the failure to be so licensed or approved is the subject of an unfavorable decision, ruling or finding, would, singly or in the aggregate, have a Material Adverse Effect; and the Company and its Subsidiaries are in compliance with all applicable laws, rules, regulations and orders and consents, the violation of which would, singly or in the aggregate, have a Material Adverse Effect.

     5.12. Conflicts, Authorizations and Approvals. Neither the Company nor any of its Subsidiaries is in violation of its respective articles or certificate of incorporation, charter or by-laws or


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
similar organizational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which either the Company or any of its Subsidiaries is a party, or by which it or any of them may be bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, the effect of which violation or default in performance or observance would have, singly or in the aggregate, a Material Adverse Effect.

     5.13. Holding Company Registration and Deposit Insurance. The Company is duly registered (i)as a bank holding company or financial holding company under the Bank Holding Company Act of 1956, as amended, and the regulations of the Board of Governors of the Federal Reserve System (the "Federal Reserve") or (ii) as a savings and loan holding company under the Home Owners' Loan Act of 1933, as amended, and the regulations of the Office of Thrift Supervision (the "OTS"), and the deposit accounts of the Company's Subsidiary depository institutions are insured by the Federal Deposit Insurance Corporation ("FDIC") to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination of such insurance are pending or threatened.

     5.14. Financial Statements.

          (a) The consolidated balance sheets of the Company and all of its Subsidiaries as of December 31, 2002 and December 31, 2001 and related consolidated income statements and statements of changes in shareholders' equity for the 3 years ended December 31, 2002 together with the notes thereto, and the consolidated balance sheets of the Company and all of its Subsidiaries as of March 31, 2003 and the related consolidated income statements and statements of changes in shareholders' equity for the 3 months then ended, copies of each of which have been provided to the Placement Agents (together, the "Financial Statements"), have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as may be disclosed therein) and fairly present in all material respects the financial position and the results of operations and changes in shareholders' equity of the Company and all of its Subsidiaries as of the dates and for the periods indicated (subject, in the case of interim financial statements, to normal recurring year-end adjustments, none of which shall be material). The books and records of the Company and all of its Subsidiaries have been, and are being, maintained in all material respects in accordance with generally accepted accounting principles and any other applicable legal and accounting requirements and reflect only actual transactions.

          (b) The information in the Company's most recently filed (i) FR Y-9C filed with the Federal Reserve if the Company is a bank holding company, (ii) FR Y-9SP filed with the Federal Reserve if the Company is a small bank holding company or (iii) H-(b)11 filed with the OTS if the Company is a savings and loan holding company (the "Regulatory Report"), previously provided to the Placement Agents fairly presents in all material respects the financial position of the Company and, where applicable, all of its Subsidiaries as of the end of the period represented by such Regulatory Report.

          (c) Since the respective dates of the Financial Statements and the Regulatory Report, there has been no material adverse change or development with respect to the financial condition or earnings of the Company and all of its Subsidiaries, taken as a whole.

          (d) The accountants of the Company who certified the Financial Statements are independent public accountants of the Company and its Subsidiaries within the meaning of the Securities Act and the rules and regulations thereunder.

     5.15. Exchange Act Reporting. The reports filed with the Securities and Exchange Commission (the "Commission") by the Company under the Securities Exchange Act of 1934, as amended (the "1934 Act") and the regulations thereunder at the time they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and such reports did


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

not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

     5.16. Regulatory Enforcement Matters. Neither the Company nor any of its Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to, any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been since January 1, 2000, a recipient of any supervisory letter from, or since January 1, 2000, has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their credit policies, their ability or authority to pay dividends or make distributions to their shareholders or make payments of principal or interest on their debt obligations, their management or their business (each, a "Regulatory Agreement"), nor has the Company or any of its Subsidiaries been advised since January 1, 2000, by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement. There is no material unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company or any of its Subsidiaries. As used herein, the term "Regulatory Agency" means any federal or state agency charged with the supervision or regulation of depository institutions, bank, financial or savings and loan holding companies, or engaged in the insurance of depository institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company or any of its Subsidiaries.

     5.17. No Material Change. Since December 31, 2002, there has been no material adverse change or development with respect to the condition (financial or otherwise), earnings, affairs, business, prospects or results of operations of the Company or its Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business.

     5.18. No Undisclosed Liabilities. Neither the Company nor any of its Subsidiaries has any material liability, whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes (and there is no past or present fact, situation, circumstance, condition or other basis for any present or future action, suit, proceeding, hearing, charge, complaint, claim or demand against the Company or its Subsidiaries giving rise to any such liability), except (i) for liabilities set forth in the Financial Statements and (ii) normal fluctuation in the amount of the liabilities referred to in clause (i) above occurring in the ordinary course of business of the Company and all of its Subsidiaries since the date of the most recent balance sheet included in the Financial Statements.

     5.19. Litigation. No charge, investigation, action, suit or proceeding is pending or, to the knowledge of the Offerors, threatened, against or affecting the Company or its Subsidiaries or any of their respective properties before or by any courts or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could have, singly or in the aggregate, a Material Adverse Effect.

     5.20. Deferral of Interest Payments on Debentures. The Company has no present intention to exercise its option to defer payments of interest on the Debentures as provided in the Indenture. The Company believes that the likelihood that it would exercise its right to defer payments of interest on the Debentures as provided in the Indenture at any time during which the Debentures are outstanding is remote because of the restrictions that would be imposed on the Company's ability to declare or pay dividends or distributions on, or to redeem, purchase, acquire or make a liquidation payment with respect

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

to, any of the Company's capital stock and on the Company's ability to make any payments of principal, interest or premium on, or repay, repurchase or redeem, any of its debt securities that rank pari passu in all respects with, or junior in interest to, the Debentures.

Section 6. Representations and Warranties of the Placement Agents. Each Placement Agent represents and warrants to the Offerors as to itself (but not as to the other Placement Agent) as follows:

     6.1. Organization, Standing and Qualification.

          (a) FTN Financial Capital Markets is a division of First Tennessee Bank National Association, a national banking association duly organized, validly existing and in good standing under the laws of the United States, with full power and authority to own, lease and operate its properties and conduct its business as currently being conducted. FTN Financial Capital Markets is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of FTN Financial Capital Markets.

          (b) Keefe, Bruyette & Woods, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, with full power and authority to own, lease and operate its properties and conduct its business as currently being conducted. Keefe, Bruyette & Woods, Inc. is duly qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), earnings, business, prospects or results of operations of Keefe, Bruyette & Woods, Inc.

     6.2. Power and Authority. The Placement Agent has all requisite power and authority to enter into this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Placement Agent and constitutes the legal, valid and binding agreement of the Placement Agent, enforceable against the Placement Agent in accordance with its terms, subject to Bankruptcy and Equity and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws.

     6.3. General Solicitation. In the case of the offer and sale of the Capital Securities, no form of general solicitation or general advertising was used by the Placement Agent or its representatives including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     6.4. Purchaser. The Placement Agent has made such reasonable inquiry as is necessary to determine that the Purchaser is acquiring the Capital Securities for its own account, except as contemplated under the Call Option (as defined in Section 7.8 herein), and that the Purchaser does not intend to distribute the Capital Securities in contravention of the Securities Act or any other applicable securities laws.

     6.5. Qualified Purchasers. The Placement Agent has not offered or sold and will not arrange for the offer or sale of the Capital Securities except (i) to those the Placement Agent reasonably believes are "accredited investors" (as defined in Rule 501 of Regulation D), or (ii) in any other manner that does not require registration of the Capital Securities under the Securities Act. In connection with each such sale, the Placement Agent has taken or will take reasonable steps to ensure that the Purchaser is aware

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

that (a) such sale is being made in reliance on an exemption under the Securities Act and (b) future transfers of the Capital Securities will not be made except in compliance with applicable securities laws.

     6.6. Offering Circulars. Neither the Placement Agent nor its representatives will include any non-public information about the Company, the Trust or any of their affiliates in any registration statement, prospectus, offering circular or private placement memorandum used in connection with any purchase of Capital Securities without the prior written consent of the Trust and the Company.

Section 7. Covenants of the Offerors. The Offerors covenant and agree with the Placement Agents and the Purchaser as follows:

     7.1. Compliance with Representations and Warranties. During the period from the date of this Agreement to the Closing Date, the Offerors shall use their best efforts and take all action necessary or appropriate to cause their representations and warranties contained in Section 5 hereof to be true as of the Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of the Closing Date.

     7.2. Sale and Registration of Securities. The Offerors and their Affiliates shall not nor shall any of them permit any person acting on their behalf (other than the Placement Agents), to directly or indirectly (i) sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would or could be integrated with the sale of the Capital Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) make offers or sales of any such Security, or solicit offers to buy any such Security, under circumstances that would require the registration of any of such Securities under the Securities Act.

     7.3. Use of Proceeds. The Trust shall use the proceeds from the sale of the Capital Securities to purchase the Debentures from the Company.

     7.4. Investment Company. The Offerors shall not engage, or permit any Subsidiary to engage, in any activity which would cause it or any Subsidiary to be an "investment company" under the provisions of the Investment Company Act.

     7.5. Reimbursement of Expenses. If the sale of the Capital Securities provided for herein is not consummated (i) because any condition set forth in
Section 3 hereof is not satisfied, or (ii) because of any refusal, inability or failure on the part of the Company or the Trust to perform any agreement herein or comply with any provision hereof other than by reason of a breach by the Placement Agents, the Company shall reimburse the Placement Agents upon demand for all of their pro rata share of out-of-pocket expenses (including reasonable fees and disbursements of counsel) in an amount not to exceed $50,000.00 that shall have been incurred by them in connection with the proposed purchase and sale of the Capital Securities. Notwithstanding the foregoing, the Company shall have no obligation to reimburse the Placement Agents for their out-of-pocket expenses if the sale of the Capital Securities fails to occur because the Placement Agents fail to fulfill a condition set forth in Section 4.

     7.6. Solicitation and Advertising. In connection with any offer or sale of any of the Securities, the Offerors shall not, nor shall either of them permit any of their Affiliates or any person acting on their behalf, other than the Placement Agents, to engage in any form of general solicitation or general advertising (as defined in Regulation D).

     7.7. Compliance with Rule 144A(d)(4) under the Securities Act. So long as any of the Securities are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Offerors will, during any period in which they are not subject to and in compliance with Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or

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Redwood Empire Bancorp/Placement Agreement
the Offerors are not exempt from such reporting requirements pursuant to and in compliance with Rule 12g3-2(b) under the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser in connection with any proposed transfer, any information required to be provided by Rule 144A(d)(4) under the Securities Act, if applicable. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities. The information provided by the Offerors pursuant to this
Section 7.7 will not, at the date thereof, contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     7.8. Option to Purchase. The Offerors acknowledge that the Placement Agents have an irrevocable option to purchase or arrange for the purchase of the Capital Securities from the Purchaser, in whole or in part, at any time and from time to time following the Closing Date (the "Call Option"), exercisable in each instance by delivering the notice attached as Exhibit B to the Subscription Agreement (the "Option Exercise Notice"). In order to facilitate the Placement Agents' exercise of the Call Option, the Company shall execute in blank five additional Capital Securities certificates, to be delivered at Closing, such certificates to be completed with the name of the transferee(s) to which the Capital Securities, in whole or in part, will be transferred upon an exercise of a Call Option and authenticated by the Institutional Trustee at the time of each such transfer.

     7.9. Quarterly Reports. Within 50 days of the end of each calendar year quarter and within 100 days of the end of each calendar year during which the Debentures are issued and outstanding and Purchaser holds any of the Capital Securities, the Offerors shall submit to Purchaser a completed quarterly report in the form attached hereto as Exhibit D as well as a copy of the applicable Regulatory Report for the Company. If the Placement Agents exercise their option under Section 7.8, in addition to the reporting obligations of the Offerors to Purchaser provided for in this Section 7.9, the Offerors shall submit to the trustee designated in the Option Exercise Notice such periodic reports as may be required by such trustee in the form and at such times as such trustee may require. The Offerors acknowledge and agree that such designated trustee and its successors and assigns are third party beneficiaries of this Section 7.9

Section 8. Covenants of the Placement Agents. The Placement Agents covenant and agree with the Offerors that, during the period from the date of this Agreement to the Closing Date, the Placement Agents shall use their best efforts and take all action necessary or appropriate to cause their representations and warranties contained in Section 6 to be true as of Closing Date, after giving effect to the transactions contemplated by this Agreement, as if made on and as of the Closing Date. The Placement Agents further covenant and agree not to engage in hedging transactions with respect to the Capital Securities unless such transactions are conducted in compliance with the Securities Act.

Section 9.        Indemnification.

     9.1. Indemnification Obligation. The Offerors shall jointly and severally indemnify and hold harmless the Placement Agents and the Purchaser and each of their respective agents, employees, officers and directors and each person that controls either of the Placement Agents or the Purchaser within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, and agents, employees, officers and directors or any such controlling person of either of the Placement Agents or the Purchaser (each such person or entity, an "Indemnified Party") from and against any and all losses, claims, damages, judgments, liabilities or expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is



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Redwood Empire Bancorp/Placement Agreement
effected with the written consent of the Offerors), insofar as such losses, claims, damages, judgments, liabilities or expenses (or actions in respect thereof) arise out of, or are based upon, or relate to, in whole or in part, (a) any untrue statement or alleged untrue statement of a material fact contained in any information (whether written or oral) or documents executed in favor of, furnished or made available to the Placement Agents or the Purchaser by the Offerors, or (b) any omission or alleged omission to state in any information (whether written or oral) or documents executed in favor of, furnished or made available to the Placement Agents or the Purchaser by the Offerors a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Indemnified Party for any legal and other expenses as such expenses are reasonably incurred by such Indemnified Party in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, judgments, liability, expense or action described in this Section 9.1. In addition to their other obligations under this
Section 9, the Offerors hereby agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding arising out of, or based upon, or related to the matters described above in this
Section 9.1, they shall reimburse each Indemnified Party on a quarterly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, each Indemnified Party shall promptly return such amounts to the Offerors together with interest, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by First Tennessee Bank National Association (the "Prime Rate"). Any such interim reimbursement payments which are not made to an Indemnified Party within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

     9.2. Conduct of Indemnification Proceedings. Promptly after receipt by an ndemnified Party under this Section 9 of notice of the commencement of any action, such Indemnified Party shall, if a claim in respect thereof is to be made against the Offerors under this Section 9, notify the Offerors in writing of the commencement thereof; but, subject to Section 9.4, the omission to so notify the Offerors shall not relieve them from any liability pursuant to
Section 9.1 which the Offerors may have to any Indemnified Party unless and to the extent that the Offerors did not otherwise learn of such action and such failure by the Indemnified Party results in the forfeiture by the Offerors of substantial rights and defenses. In case any such action is brought against any Indemnified Party and such Indemnified Party seeks or intends to seek indemnity from the Offerors, the Offerors shall be entitled to participate in, and, to the extent that they may wish, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Party; provided, however, if the defendants in any such action include both the Indemnified Party and the Offerors and the Indemnified Party shall have reasonably concluded that there may be a conflict between the positions of the Offerors and the Indemnified Party in conducting the defense of any such action or that there may be legal defenses available to it and/or other Indemnified Parties which are different from or additional to those available to the Offerors, the Indemnified Party shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party. Upon receipt of notice from the Offerors to such Indemnified Party of their election to so assume the defense of such action and approval by the Indemnified Party of counsel, the Offerors shall not be liable to such Indemnified Party under this Section 9 for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof unless (i) the Indemnified Party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso in the preceding sentence (it being understood, however, that the Offerors shall not be liable for the expenses of more than one separate counsel representing the Indemnified Parties who are parties to such action), or (ii) the Offerors shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified


                                       13
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Redwood Empire Bancorp/Placement Agreement

Party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel of such Indemnified Party shall be at the expense of the Offerors.

     9.3. Contribution. If the indemnification provided for in this Section 9 is required by its terms, but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an Indemnified Party under Section 9.1 in respect of any losses, claims, damages, liabilities or expenses referred to herein or therein, then the Offerors shall contribute to the amount paid or payable by such Indemnified Party as a result of any losses, claims, damages, judgments, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors, on the one hand, and the Indemnified Party, on the other hand, from the offering of such Capital Securities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors, on the one hand, and the Placement Agents, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein or other breaches which resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations. The respective relative benefits received by the Offerors, on the one hand, and the Placement Agents, on the other hand, shall be deemed to be in the same proportion, in the case of the Offerors, as the total price paid to the Offerors for the Capital Securities sold by the Offerors to the Purchaser (net of the compensation paid to the Placement Agents hereunder, but before deducting expenses), and in the case of the Placement Agents, as the compensation received by them, bears to the total of such amounts paid to the Offerors and received by the Placement Agents as compensation. The relative fault of the Offerors and the Placement Agents shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission of a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Offerors or the Placement Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The provisions set forth in Section 9.2 with respect to notice of commencement of any action shall apply if a claim for contribution is made under this Section 9.3; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 9.2 for purposes of indemnification. The Offerors and the Placement Agents agree that it would not be just and equitable if contribution pursuant to this Section 9.3 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section
9.3. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, judgments, liabilities or expenses referred to in this
Section 9.3 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. In no event shall the liability of the Placement Agents hereunder be greater in amount than the dollar amount of the compensation (net of payment of all expenses) received by the Placement Agents upon the sale of the Capital Securities giving rise to such obligation. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

     9.4. Additional  Remedies.   The  indemnity  and  contribution   agreements
contained in this Section 9 are in addition to any liability that the Offerors may otherwise have to any Indemnified Party.

     9.5. Additional Indemnification. The Company shall indemnify and hold harmless the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under Sections 9.1 through 9.4 hereof.

                                       14
1034357.1
Redwood Empire Bancorp/Placement Agreement

Section 10. Rights and Responsibilities of Placement Agents.

     10.1. Reliance. In performing their duties under this Agreement, the Placement Agents shall be entitled to rely upon any notice, signature or writing which they shall in good faith believe to be genuine and to be signed or presented by a proper party or parties. The Placement Agents may rely upon any opinions or certificates or other documents delivered by the Offerors or their counsel or designees to either the Placement Agents or the Purchaser.

     10.2. Rights of Placement Agents. In connection with the performance of their duties under this Agreement, the Placement Agents shall not be liable for any error of judgment or any action taken or omitted to be taken unless the Placement Agents were grossly negligent or engaged in willful misconduct in connection with such performance or non-performance. No provision of this Agreement shall require the Placement Agents to expend or risk their own funds or otherwise incur any financial liability on behalf of the Purchaser in connection with the performance of any of their duties hereunder. The Placement Agents shall be under no obligation to exercise any of the rights or powers vested in them by this Agreement.

Section 11. Miscellaneous.

     11.1. Disclosure Schedule. The term "Disclosure Schedule," as used herein, means the schedule, if any, attached to this Agreement that sets forth items the disclosure of which is necessary or appropriate as an exception to one or more representations or warranties contained in Section 5 hereof; provided, that any item set forth in the Disclosure Schedule as an exception to a representation or warranty shall be deemed an admission by the Offerors that such item represents an exception, fact, event or circumstance that is reasonably likely to result in a Material Adverse Effect. The Disclosure Schedule shall be arranged in paragraphs corresponding to the section numbers contained in Section 5. Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Disclosure Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the immediately preceding sentence, the mere listing (or inclusion of a copy) of a document or other item in the Disclosure Schedule shall not be deemed adequate to disclose an exception to a representation or warranty made herein unless the representation or warranty has to do with the existence of the document or other item itself. Information provided by the Company in response to any due diligence questionnaire shall not be deemed part of the Disclosure Schedule and shall not be deemed to be an exception to one or more representations or warranties contained in Section 5 hereof unless such information is specifically included on the Disclosure Schedule in accordance with the provisions of this
Section 11.1.

     11.2. Legal Expenses. At Closing, the Placement Agents shall provide a credit for the Offerors' transaction-related legal expenses in the amount of $10,000.00.

     11.3. Notices. Prior to the Closing, and thereafter with respect to matters pertaining to this Agreement only, all notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or overnight air courier guaranteeing next day delivery:

         if to the Placement Agents, to:

                               FTN Financial Capital Markets
                               845 Crossover Lane, Suite 150
                               Memphis, Tennessee  38117


                                       15
1034357.1
Redwood Empire Bancorp/Placement Agreement

                               Telecopier:  901-435-4706
                               Telephone:  800-456-5460
                               Attention:  James D. Wingett

                                            and

                               Keefe, Bruyette & Woods, Inc.
                               787 7th Avenue
                               4th Floor
                               New York, New York  10019
                               Telecopier:  212-403-2000
                               Telephone:  212-403-1004
                               Attention:  Mitchell Kleinman, General Counsel

         with a copy to:

                               Lewis, Rice & Fingersh, L.C.
                               500 North Broadway, Suite 2000
                               St. Louis, Missouri  63102
                               Telecopier:  314-241-6056
                               Telephone:  314-444-7600
                               Attention:  Thomas C. Erb, Esq.

                                            and

                               Sidley Austin Brown & Wood LLP
                               787 7th Avenue
                               New York, New York  10019
                               Telecopier:  212-839-5599
                               Telephone:  212-839-5300
                               Attention:  Renwick Martin, Esq.

         if to the Offerors, to:

                               Redwood Empire Bancorp
                               1111 Santa Rosa Avenue
                               Santa Rosa, California  95404
                               Telecopier:  707-579-0860
                               Telephone:  707-522-5215
                               Attention:  James E. Beckwith

         with a copy to:

                               Carle, Mackie, Power & Ross LLP
                               100 B Street, Suite 400
                               Santa Rosa, California  95401
                               Telecopier:  707-526-4707
                               Telephone:  707-526-4200
                               Attention:  Simon Inman, Esq.

         All such notices and communications shall be deemed to have been duly given (i) at the time delivered by hand, if personally delivered, (ii) five business days after being deposited in the mail,

                                       16
1034357.1
Redwood Empire Bancorp/Placement Agreement postage prepaid, if mailed, (iii) when answered back, if telexed, (iv) the next business day after being telecopied, or (v) the next business day after timely delivery to a courier, if sent by overnight air courier guaranteeing next day delivery. From and after the Closing, the foregoing notice provisions shall be superseded by any notice provisions of the Operative Documents under which notice is given. The Placement Agents, the Company, and their respective counsel, may change their respective notice addresses from time to time by written notice to all of the foregoing persons.

     11.4. Parties in Interest, Successors and Assigns. Except as expressly set forth herein, this Agreement is made solely for the benefit of the Placement Agents, the Purchaser and the Offerors and any person controlling the Placement Agents, the Purchaser or the Offerors and their respective successors and assigns; and no other person shall acquire or have any right under or by virtue of this Agreement. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties.

     11.5. Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     11.6. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     11.7. Governing Law.THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAWS PERTAINING TO CONFLICTS OF
LAWS) OF THE STATE OF NEW YORK.

     11.8. Entire Agreement. This Agreement, together with the Operative Documents and the other documents delivered in connection with the transactions contemplated by this Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, together with the Operative Documents and the other documents delivered in connection with the transaction contemplated by this Agreement, supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     11.9. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Placement Agents' and the Purchaser's rights and privileges shall be enforceable to the fullest extent permitted by law.

     11.10. Survival. The Placement Agents and the Offerors, respectively, agree that the representations, warranties and agreements made by each of them in this Agreement and in any certificate or other instrument delivered pursuant hereto shall remain in full force and effect and shall survive the delivery of, and payment for, the Capital Securities.

                     Signatures appear on the following page


                                       17
1034357.1
Redwood Empire Bancorp/Placement Agreement

         If this Agreement is satisfactory to you, please so indicate by signing the acceptance of this Agreement and deliver such counterpart to the Offerors whereupon this Agreement will become binding between us in accordance with its terms.

                                        Very truly yours,

                                        REDWOOD EMPIRE BANCORP


                                        By:  /s/ Patrick W. Kilkenny
                                             -----------------------------------
                                        Name: Patrick W. Kilkenny
                                              ----------------------------------
                                        Title:  President & CEO
                                              ----------------------------------


                                        REDWOOD STATUTORY TRUST II


                                        By:   /s/ James E. Beckwith
                                             -----------------------------------
                                        Name: James E. Beckwith
                                              ---------------------------------
                                        Title:   Administrator



CONFIRMED AND ACCEPTED,
as of the date first set forth above

FTN FINANCIAL CAPITAL MARKETS,
a division of First Tennessee Bank National Association, as a Placement Agent


By:   /s/ Doug Duncan
      --------------------------
Name:  Doug Duncan
       -------------------------
Title:  Vice President
        ------------------------


KEEFE, BRUYETTE & WOODS, INC.,
a New York corporation, as a Placement Agent


By:  /s/ Peter J. Wirth
     ---------------------------
Name:  Peter J. Wirth
      --------------------------
Title: Managing Director
       -------------------------





                                       18
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Redwood Empire Bancorp/Placement Agreement

                                    EXHIBIT A
                         FORM OF SUBSCRIPTION AGREEMENT
                           REDWOOD STATUTORY TRUST II
                             REDWOOD EMPIRE BANCORP

                             SUBSCRIPTION AGREEMENT

                                  July 22, 2003

          THIS SUBSCRIPTION AGREEMENT (this "Agreement") made among Redwood Statutory Trust II (the "Trust"), a statutory trust created under the Connecticut Statutory Trust Act (Chapter 615 of Title 34 of the Connecticut General Statutes, Section 500, et seq.), Redwood Empire Bancorp, a California corporation, with its principal offices located at 1111 Santa Rosa Avenue, Santa Rosa, California 95404 (the "Company" and, collectively with the Trust, the "Offerors"), and First Tennessee Bank National Association (the "Purchaser"), and, for purposes of the rights and obligations in Sections 1.2 and 1.4 and
Article III only, FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc. (the "Placement Agents").

                                    RECITALS:

     A. The Trust desires to issue 10,000 of its Fixed/Floating Rate Capital Securities (the "Capital Securities"), liquidation amount $1,000.00 per Capital Security, representing an undivided beneficial interest in the assets of the Trust (the "Offering"), to be issued pursuant to an Amended and Restated Declaration of Trust (the "Declaration") by and among the Company, U.S. Bank National Association ("U.S. Bank"), the administrators named therein, and the holders (as defined therein), which Capital Securities are to be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to the terms of a Guarantee Agreement between the Company and U.S. Bank, as trustee (the "Guarantee"); and

     B. The proceeds from the sale of the Capital Securities will be combined with the proceeds from the sale by the Trust to the Company of its common securities, and will be used by the Trust to purchase an equivalent amount of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures of the Company (the "Debentures") to be issued by the Company pursuant to an indenture to be executed by the Company and U.S. Bank, as trustee (the "Indenture"); and

     C. In consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE I

                     PURCHASE AND SALE OF CAPITAL SECURITIES

     1.1. Upon the execution of this Agreement, the Purchaser hereby agrees to purchase from the Trust 10,000 Capital Securities at a price equal to $1,000.00 per Capital Security (the "Purchase Price") and the Trust agrees to sell such Capital Securities to the Purchaser for said Purchase Price. The rights and preferences of the Capital Securities are set forth in the Declaration. The Purchase Price is payable in immediately available funds on July 22, 2003, or such other business day as may be designated by the Purchaser, but in no event later than July 25, 2003 (the "Closing Date"). The Offerors shall provide the Purchaser wire transfer instructions no later than 1 day following the date hereof.




                                       A-1
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

     1.2. As a condition to its purchase of the Capital Securities, Purchaser shall enter into the Custodian Agreement, the form of which is attached hereto as Exhibit A (the "Custodian Agreement") and, in accordance therewith, the certificate for the Capital Securities shall be delivered by the Trust on the Closing Date to the custodian in accordance with the Custodian Agreement. On or before the Purchase Date (as defined below), Purchaser shall take all actions necessary or advisable to cause the Capital Securities to be delivered in accordance with the terms of the Custodian Agreement. Purchaser shall not transfer the Capital Securities to any person or entity except in accordance with the terms of the Custodian Agreement.

     1.3. The Placement Agreement, dated July 17, 2003 (the "Placement Agreement"), among the Offerors and the Placement Agents identified therein (the "Placement Agents") includes certain representations and warranties, covenants and conditions to closing and certain other matters governing the Offering. The Placement Agreement is hereby incorporated by reference into this Agreement and the Purchaser shall be entitled to each of the benefits of the Placement Agents and the Purchaser under the Placement Agreement and shall be entitled to enforce the obligations of the Offerors under such Placement Agreement as fully as if the Purchaser were a party to such Placement Agreement.

     1.4. Purchaser hereby grants to the Placement Agents an option (the "Call Option") to purchase, or arrange for the purchase of, the Capital Securities in whole or in part from time to time, in an amount not to exceed their stated aggregate liquidation amount of $10,000,000.00. The Call Option may be exercised by the Placement Agents at any time and from time to time until the first to occur of: (i) the transfer of all the Capital Securities from the Purchaser, or
(ii) the redemption, exchange or maturity of all the Capital Securities held by the Purchaser. A Call Option shall be exercised by delivering to Purchaser an exercise notice substantially in the form of Exhibit B attached hereto, such notice to specify the date on which the Capital Securities shall be purchased (the "Purchase Date") and the amount of the Capital Securities to be purchased.

                                   ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     2.1. The Purchaser understands and acknowledges that none of Capital Securities, the Debentures nor the Guarantee have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable securities law, are being offered for sale by the Trust in transactions not requiring registration under the Securities Act, and may not be offered, sold, pledged or otherwise transferred by the Purchaser except in compliance with the registration requirements of the Securities Act or any other applicable securities laws, pursuant to an exemption therefrom or in a transaction not subject thereto.

     2.2. The Purchaser represents and warrants that, except as contemplated under Section 1.4 hereof, it is purchasing the Capital Securities for its own account, for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws, subject to any requirement of law that the disposition of its property be at all times within its control and subject to its ability to resell such Capital Securities pursuant to an effective registration statement under the Securities Act or under Rule 144A or any other exemption from registration available under the Securities Act or any other applicable securities law.

     2.3. The Purchaser represents and warrants that neither the Offerors nor the Placement Agents are acting as a fiduciary or financial or investment adviser for the Purchaser.



                                       A-2
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Redwood Empire Bancorp/Placement Agreement

     2.4. The Purchaser represents and warrants that it is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the Offerors or of the Placement Agents.

     2.5. The Purchaser represents and warrants that (a) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisers in connection herewith to the extent it has deemed necessary, (b) it has had a reasonable opportunity to ask questions of and receive answers from officers and representatives of the Offerors concerning their respective financial condition and results of operations and the purchase of the Capital Securities, and any such questions have been answered to its satisfaction, (c) it has had the opportunity to review all publicly available records and filings concerning the Offerors and it has carefully reviewed such records and filings that it considers relevant to making an investment decision, and (d) it has made its own investment decisions based upon its own judgment, due diligence and advice from such advisers as it has deemed necessary and not upon any view expressed by the Offerors or the Placement Agents.

     2.6. The Purchaser represents and warrants that it is a "qualified institutional buyer" as defined under Rule 144A under the Securities Act. If the Purchaser is a dealer of the type described in paragraph (a)(1)(ii) of Rule 144A under the Securities Act, it owns and invests on a discretionary basis not less than U.S. $25,000,000.00 in securities of issuers that are not affiliated with it. The Purchaser is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or
(a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan, unless investment decisions with respect to the plan are made solely by the fiduciary, trustee or sponsor of such plan.

     2.7. The Purchaser represents and warrants that on each day from the date on which it acquires the Capital Securities through and including the date on which it disposes of its interests in the Capital Securities, either (i) it is not (a) an "employee benefit plan" (as defined in Section 3(3) of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA")) which is subject to the provisions of Part 4 of Subtitle B of Title I of ERISA, or any entity whose underlying assets include the assets of any such plan (an "ERISA Plan"), (b) any other "plan" (as defined in Section 4975(e)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code")) which is subject to the provisions of Section 4975 of the Code or any entity whose underlying assets include the assets of any such plan (a "Plan"), (c) an entity whose underlying assets include the assets of any such ERISA Plan or other Plan by reason of Department of Labor regulation section 2510.3-101 or otherwise, or
(d) a governmental or church plan that is subject to any federal, state or local law which is substantially similar to the provisions of Section 406 of ERISA or
Section 4975 of the Code (a "Similar Law"); or (ii) the purchase, holding and disposition of the Capital Securities by it will satisfy the requirements for exemptive relief under Prohibited Transaction Class Exemption ("PTCE") 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar exemption, or, in the case of a plan subject to a Similar Law, will not result in a non-exempt violation of such Similar Law.

     2.8. The Purchaser represents and warrants that it is acquiring the Capital Securities as principal for its own account for investment and, except as contemplated under Section 1.4 hereof, not for sale in connection with any distribution thereof. It was not formed solely for the purpose of investing in the Capital Securities, and additional capital or similar contributions were not specifically solicited from any person owning a beneficial interest in it for the purpose of enabling it to purchase any Capital Securities. The Purchaser is not a (i) partnership, (ii) common trust fund or (iii) special trust, pension, profit sharing or other retirement trust fund or plan in which the partners, beneficiaries or participants, as applicable, may designate the particular investments to be made or the allocation of any investment among such partners, beneficiaries or participants, and it agrees that it shall not hold the Capital Securities for the benefit of any other person and shall be the sole beneficial owner thereof for all purposes and that


                                       A-3
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Redwood Empire Bancorp/Placement Agreement
it shall not sell participation interests in the Capital Securities or enter into any other arrangement pursuant to which any other person shall be entitled to a beneficial interest in the distribution on the Capital Securities. The Capital Securities purchased directly or indirectly by the Purchaser constitute an investment of no more than 40% of its assets. The Purchaser understands and agrees that any purported transfer of the Capital Securities to a purchaser which would cause the representations and warranties of Section 2.6 and this
Section 2.8 to be inaccurate shall be null and void ab initio and the Offerors retain the right to resell any Capital Securities sold to non-permitted transferees.

     2.9. The Purchaser represents and warrants that it has full power and authority to execute and deliver this Agreement, to make the representations and warranties specified herein, and to consummate the transactions contemplated herein and it has full right and power to subscribe for Capital Securities and perform its obligations pursuant to this Agreement.

     2.10. The Purchaser represents and warrants that no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any governmental body, agency or court having jurisdiction over the Purchaser, other than those that have been made or obtained, is necessary or required for the performance by the Purchaser of its obligations under this Agreement or to consummate the transactions contemplated herein.

     2.11. The Purchaser represents and warrants that this Agreement has been duly authorized, executed and delivered by the Purchaser.

     2.12. The Purchaser understands and acknowledges that the Company will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agrees that, if any of the acknowledgments, representations, warranties or agreements deemed to have been made by it by its purchase of the Capital Securities are no longer accurate, it shall promptly notify the Company.

     2.13. The Purchaser understands that no public market exists for any of the Capital Securities, and that it is unlikely that a public market will ever exist for the Capital Securities.

                                  ARTICLE III

                                  MISCELLANEOUS

     3.1. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, international courier or delivered by hand against written receipt therefor, or by facsimile transmission and confirmed by telephone, to the following addresses, or such other address as may be furnished to the other parties as herein provided:

                To the Offerors:       Redwood  Empire  Bancorp
                                       1111 Santa Rosa Avenue
                                       Santa Rosa, California 95404
                                       Attention: James E.Beckwith
                                       Fax: 707-579-0860

                To the Purchaser:      First Tennessee Bank National Association
                                       845 Crossover Lane, Suite 150
                                       Memphis, Tennessee 38117
                                       Attention: David Work
                                       Fax:  901-435-7983



                                       A-4
1034357.1
Redwood Empire Bancorp/Placement Agreement

          Unless otherwise expressly provided herein, notices shall be deemed to have been given on the date of mailing, except notice of change of address, which shall be deemed to have been given when received.

     3.2. This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

     3.3. Upon the execution and delivery of this Agreement by the Purchaser, this Agreement shall become a binding obligation of the Purchaser with respect to the purchase of Capital Securities as herein provided.

     3.4. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     3.5. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

     3.6. This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

     3.7. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the Offerors' and the Purchaser's rights and privileges shall be enforceable to the fullest extent permitted by law.

                     Signatures appear on the following page


                                       A-5
1034357.1
Redwood Empire Bancorp/Placement Agreement

         IN WITNESS WHEREOF, this Agreement is agreed to and accepted as of the day and year first written above.


FIRST TENNESSEE BANK NATIONAL ASSOCIATION


By:
   -------------------------------
Print Name:
            ----------------------
Title:
       ---------------------------

                                         REDWOOD EMPIRE BANCORP


                                  By:
                                     ------------------------------------------

                                  Name:
                                       ----------------------------------------

                                  Title:
                                        ---------------------------------------

                                  REDWOOD STATUTORY TRUST II


                                  By:
                                     ------------------------------------------

                                  Name:
                                       ----------------------------------------

                                  Title:  Administrator

                                  FTN FINANCIAL CAPITAL MARKETS
                                  (for purposes of the rights and obligations in Sections 1.2 and 1.4 and Article III only)


                                  By:
                                     ------------------------------------------


                                  Name:
                                       ----------------------------------------

                                  Title:
                                        ---------------------------------------

                                  KEEFE, BRUYETTE & WOODS, INC.
                                  for purposes of the rights and obligations in Sections 1.2 and 1.4 and Article III only)


                                  By:
                                     ------------------------------------------

                                  Name:
                                       ----------------------------------------

                                  Title:
                                        ---------------------------------------


                                       A-6
1034357.1
Redwood Empire Bancorp/Placement Agreement

                       EXHIBIT A TO SUBSCRIPTION AGREEMENT

                           FORM OF CUSTODIAN AGREEMENT

         This Custodian Agreement (this "Agreement") is made and entered into as of July 22, 2003 by and among FTN Financial Capital Markets, a division of First Tennessee Bank National Association, and Keefe, Bruyette & Woods, Inc. (the "Placement Agents"), Redwood Empire Bancorp, a California corporation (the "Company"), First Tennessee Bank National Association, a national banking association (the "Purchaser" and, together with the Company and the Placement Agents, the "Interested Parties") and U.S. Bank National Association, a national banking association (the "Custodian").

                                    RECITALS

     A. The Purchaser intends to purchase from Redwood Statutory Trust II, a Connecticut statutory trust (the "Trust"), $10,000,000.00 aggregate liquidation amount of the Trust's Fixed/Floating Rate Capital Securities (the "Capital Securities").

     B. The Purchaser intends to grant an option (the "Call Option") to the Placement Agents to purchase the Capital Securities at any time and from time to time immediately following the date hereof in an amount not to exceed the Capital Securities' aggregate liquidation amount.

     C. The Interested Parties intend to provide for the custody of the Capital Securities and certain other securities on the terms set forth herein.

     D. The Custodian is willing to hold and administer such securities and to distribute the securities held by it in accordance with the agreement of the Interested Parties and/or arbitral or judicial orders and decrees as set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1.   Delivery of Securities. On or before the date hereof:

     (a) The Company shall deliver to the Custodian a signed, authenticated Capital Securities certificate, with the Purchaser designated as owner thereof (the "Original Securities"). The Custodian shall have no responsibility for the genuineness, validity, market value, title or sufficiency for any intended purpose of the Original Securities.

     (b) The Company shall deliver to the Custodian five signed, unauthenticated and undated Capital Securities certificates with no holder designated (the "Replacement Securities"). The Custodian shall have no responsibility for the genuineness, validity, market value, title or sufficiency for any intended purpose of the Replacement Securities.

2.   Timing of Release from Custody.

     (a) Upon receipt of a copy of an option exercise notice to be delivered in connection with the Placement Agents' exercise of a Call Option, on the effective date set forth in such option exercise notice, the Custodian shall:

          (i) Deliver the Original Securities certificate to U.S. Bank National Association, as Institutional Trustee (the "Trustee") under the Amended and Restated Declaration of


                                       A-A-1
1034357.1
Redwood Empire Bancorp/Placement Agreement

          Trust, dated as of the date hereof, among the Trustee, the Company and the administrators named therein (the "Declaration") for the purpose of canceling the Original Securities certificate in accordance with the terms of the Declaration; and

          (ii) Deliver the Replacement Securities certificate(s) in the amount designated in the option exercise notice to the Trustee for the purpose of completing and authenticating the Replacement Securities certificate(s) in accordance with the terms of the Declaration.

     Upon expiration of the Call Option, this Agreement shall terminate and the Custodian and the Interested Parties shall be released from all obligations hereunder.

3.   Concerning the Custodian.

     (a) Each Interested Party acknowledges and agrees that the Custodian (i) shall not be responsible for any of the agreements referred to or described herein (including without limitation the Declaration), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, (ii) shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Agreement on its part to be performed, each of which are ministerial (and shall not be construed to be fiduciary) in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Custodian,
     (iii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification, (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for determining the accuracy thereof, and (v) may consult counsel satisfactory to it, including in-house counsel, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel.

     (b) The Custodian shall not be liable to anyone for any action taken or omitted to be taken by it hereunder except in the case of the Custodian's negligence or willful misconduct in breach of the terms of this Agreement. In no event shall the Custodian be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Custodian has been informed of the likelihood of such loss or damage and regardless of the form of action.

     (c) The Custodian shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository, securities intermediary or other subcustodian employed by the Custodian than any such book-entry depository, securities intermediary or other subcustodian has to the Custodian, except to the extent that such action or omission of any book-entry depository, securities intermediary or other subcustodian was caused by the Custodian's own negligence, bad faith or willful misconduct in breach of this Agreement.

     (d) The recitals contained herein shall be taken as the statements of the Company, and the Custodian assumes no responsibility for the correctness of the same. The Custodian makes no representations as to the validity or sufficiency of this Agreement or the Capital Securities. The Custodian shall not be accountable for the use or application by the Company of any Capital Securities or the proceeds of any Capital Securities.

4.   Compensation, Expense Reimbursement and Indemnification.

                                       A-A-2
1034357.1
Redwood Empire Bancorp/Placement Agreement

     (a) The Custodian hereby waives its customary fees for services rendered hereunder.

     (b) Each of the Interested Parties agree, jointly and severally, to reimburse the Custodian on demand for all costs and expenses incurred in connection with the administration of this Agreement or the performance or observance of its duties hereunder which are in excess of its customary compensation for normal services hereunder, including without limitation, payment of any legal fees and expenses incurred by the Custodian in connection with resolution of any claim by any party hereunder.

     (c) Each of the Interested Parties covenant and agree, jointly and severally, to indemnify the Custodian (and its directors, officers and employees) and hold it (and such directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by the Custodian arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to attorney's fees and other costs and expenses of defending or preparing to defend against any claim of liability unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Custodian's negligence, bad faith, or willful misconduct. The provisions in this paragraph 4 shall survive the expiration of this Agreement.

5. Voting Rights. The Custodian shall be under no obligation to preserve, protect or exercise rights in the Original Securities, and shall be responsible only for reasonable measures to maintain the physical safekeeping thereof, and otherwise to perform and observe such duties on its part as are expressly set forth in this Agreement. The Custodian shall not be responsible for forwarding to any Party, notifying any Party with respect to, or taking any action with respect to, any notice, solicitation or other document or information, written or otherwise, received from an issuer or other person with respect to the Original Securities, including but not limited to, proxy material, tenders, options, the pendency of calls and maturities and expiration of rights.

6. Resignation. The Custodian may at any time resign as Custodian hereunder by giving thirty (30) days' prior written notice of resignation to each of the Interested Parties. Prior to the effective date of the resignation as specified in such notice, the Interested Parties will issue to the Custodian a written instruction authorizing redelivery of the Original Securities and the Replacement Securities to a bank or trust company that they select as successor to the Custodian hereunder. If, however, the Interested Parties shall fail to name such a successor custodian within twenty days after the notice of resignation from the Custodian, the Placement Agents shall be entitled to name such successor custodian. If no successor custodian is named by the Interested Parties or the Placement Agents, the Custodian may apply to a court of competent jurisdiction for appointment of a successor custodian.

7. Dispute Resolution. It is understood and agreed that should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Original Securities or the Replacement Securities, or should any claim be made upon the Custodian, the Original Securities or the Replacement Securities by a third party, the Custodian upon receipt of notice of such dispute or claim is authorized and shall be entitled (at its sole option and election) to retain in its possession without liability to anyone, all or any of said Original Securities and Replacement Securities until such dispute shall have been settled either by the mutual written agreement of the parties involved or by a final order, decree or judgment of a court in the United States of America, the time for perfection of an appeal of such order, decree or judgment having expired. The Custodian may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Original Securities and Replacement Securities.

8. Consent to Jurisdiction and Service. Each of the Interested Parties hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts in the Commonwealth of Massachusetts and of any Federal court located in said Commonwealth in connection with any actions or proceedings


                                       A-A-3
1034357.1
Redwood Empire Bancorp/Placement Agreement brought against any of the Interested Parties (or each of them) by the Custodian arising out of or relating to this Agreement. In any such action or proceeding, the Interested Parties each hereby absolutely and irrevocably (i) waives any objection to jurisdiction or venue, (ii) waives personal service of any summons, complaint, declaration or other process, and (iii) agrees that the service thereof may be made by certified or registered first-class mail directed to such party, as the case may be, at their respective addresses in accordance with paragraph 10 hereof.

9. Force Majeure. The Custodian shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

10. Notices.

     (a) Any notice permitted or required hereunder shall be in writing, and shall be sent by personal delivery, overnight delivery by a recognized courier or delivery service, mailed by registered or certified mail, return receipt requested, postage prepaid, or by confirmed facsimile accompanied by mailing of the original on the same day by first class mail, postage prepaid, in each case the parties at their address set forth below (or to such other address as any such party may hereafter designate by written notice to the other parties).

         If to the Placement Agents:

        FTN Financial Capital Markets
        845 Crossover Lane, Suite 150
        Memphis, Tennessee  38117
        Attention:  James D. Wingett

        Keefe, Bruyette & Woods, Inc.
        787 7th Avenue
        4th Floor
        New York, New York  10019
        Attention:  Mitchell Kleinman, General Counsel

         If to the Company:

        Redwood Empire Bancorp
        1111 Santa Rosa Avenue
        Santa Rosa, California  95404
        Attention:  James E. Beckwith


         If to the Purchaser:

        First Tennessee Bank National Association
        845 Crossover Lane, Suite 150
        Memphis, Tennessee  38117
        Attention:  David Work


         If to the Custodian:

                                       A-A-4
1034357.1
Redwood Empire Bancorp/Placement Agreement

         U.S. Bank National Association
         1 Federal Street - 3rd Floor
         Boston, Massachusetts 02110
         Attention:        Corporate Trust Services Division
                           Attention: Paul D. Allen
                           Fax:  617-603-6665

11. Miscellaneous.

     (a) Binding Effect. This Agreement shall be binding upon the respective parties hereto and their heirs, executors, successors and assigns.

     (b) Modifications. This Agreement may not be altered or modified without the express written consent of the parties hereto. No course of conduct shall constitute a waiver of any of the terms and conditions of this Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Agreement on one occasion shall not constitute a waiver of the other terms of this Agreement, or of such terms and conditions on any other occasion.

     (c) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

     (d) Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     (e) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




                     signatures appear on the following page

                                       A-A-5
1034357.1
Redwood Empire Bancorp/Placement Agreement

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day first above written.



                                        FTN FINANCIAL CAPITAL MARKETS


                                        By:
                                           ------------------------------------
                                        Print Name:
                                                   ----------------------------
                                        Title:
                                              ---------------------------------

                                       KEEFE, BRUYETTE & WOODS, INC.


                                       By:
                                          ------------------------------------
                                       Print Name:
                                                  ----------------------------
                                       Title:
                                             ---------------------------------


                                       U.S. BANK NATIONAL ASSOCIATION


                                       By:
                                          ------------------------------------
                                       Print Name:
                                                  ----------------------------
                                       Title:
                                             ---------------------------------

                                       REDWOOD EMPIRE BANCORP


                                       By:
                                          ------------------------------------
                                       Print Name:
                                                  ----------------------------
                                       Title:
                                             ---------------------------------

                                       FIRST TENNESSEE BANK NATIONAL ASSOCIATION


                                       By:
                                          ------------------------------------
                                       Print Name:
                                                  ----------------------------
                                       Title:
                                             ---------------------------------





                                       A-A-6
1034357.1
Redwood Empire Bancorp/Placement Agreement

                       EXHIBIT B TO SUBSCRIPTION AGREEMENT

                         FORM OF OPTION EXERCISE NOTICE

                                     [DATE]

First Tennessee Bank National Association
845 Crossover Lane, Suite 150
Memphis, Tennessee  38117
Attention:  David Work

Ladies and Gentlemen:

         The undersigned hereby exercises its option to purchase, or arrange for the purchase of [_________] of the Capital Securities of Redwood Statutory Trust II in accordance with the terms of the Subscription Agreement dated July 22, 2003 among you, the undersigned, Redwood Empire Bancorp and Redwood Statutory Trust II (the "Offerors"), such purchase to be effective on [DATE OF PURCHASE]. In accordance with Section 7.9 of the Placement Agreement dated July 17, 2003 between the Offerors and the undersigned (the "Placement Agreement"), periodic reports shall be delivered to [_______________] on each March 17, June 17, September 17 and December 17 during the term of the Capital Securities, commencing [___________], in the form attached thereto. Capitalized terms used in this notice and not otherwise defined shall have the meanings ascribed to such terms in the Placement Agreement.

         By copy of this notice, the undersigned hereby instructs the Custodian to deliver the Original Securities certificate to U.S. Bank National Association, as Institutional Trustee (the "Trustee") under the Amended and Restated Trust Agreement dated July 22, 2003 among the Trustee, Redwood Empire Bancorp and the administrative trustees named therein (the "Trust Agreement") for cancellation in accordance with the terms of the Trust Agreement and to deliver the Replacement Securities certificate to the Trustee for authentication in accordance with the terms of the Trust Agreement.

         By copy of this notice, the Institutional Trustee is hereby instructed to make the Replacement Securities certificate payable to [______________] in the liquidation amount of [_________] and to authenticate and deliver the Replacement Securities certificate to [_____________] on or before the [DATE OF PURCHASE].

                                  FTN FINANCIAL CAPITAL MARKETS


                                  By:
                                     ------------------------------------------
                                  Name:
                                       ----------------------------------------
                                  Title:
                                        ---------------------------------------

                                  KEEFE, BRUYETTE & WOODS, INC.


                                  By:
                                     -------------------------------------------
                                  Print Name:
                                             -----------------------------------
                                  Title:
                                        ----------------------------------------


cc:      Redwood Empire Bancorp
         U.S. Bank National Association

                                      A-B-1
1034357.1
Redwood Empire Bancorp/Placement Agreement

                                   EXHIBIT B-1
                         FORM OF COMPANY COUNSEL OPINION
                                  July 22, 2003

First Tennessee Bank National Association       FTN Financial Capital Markets
845 Crossover Lane, Suite 150                   845 Crossover Lane, Suite 150
Memphis, Tennessee  38117                       Memphis, Tennessee  38117

                                                Keefe, Bruyette & Woods, Inc.
                                                787 7th Avenue, 4th Floor
                                                New York, New York  10019

Ladies and Gentlemen:

     We have acted as counsel to Redwood Empire Bancorp (the "Company"), a California corporation in connection with a certain Placement Agreement, dated July 17, 2003, (the "Placement Agreement"), between the Company and Redwood Statutory Trust II (the "Trust"), on one hand, and FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc. (the "Placement Agents"), on the other hand. Pursuant to the Placement Agreement, and subject to the terms and conditions stated therein, the Trust will issue and sell to First Tennessee Bank National Association (the "Purchaser"), $10,000,000.00 aggregate principal amount of Fixed/Floating Rate Capital Securities (liquidation amount $1,000.00 per capital security) (the "Capital Securities").

     Capitalized terms used herein and not otherwise defined shall have the same meanings ascribed to them in the Placement Agreement.

     The law covered by the opinions expressed herein is limited to the law of the United States of America and of the State of California.

     We have made such investigations of law as, in our judgment, were necessary to render the following opinions. We have also reviewed (a) the Company's Articles of Incorporation, as amended, and its By-Laws, as amended; and (b) such corporate documents, records, information and certificates of the Company and its Subsidiaries, certificates of public officials or government authorities and other documents as we have deemed necessary or appropriate as a basis for the opinions hereinafter expressed. As to certain facts material to our opinions, we have relied, with your permission, upon statements, certificates or representations, including those delivered or made in connection with the above-referenced transaction, of officers and other representatives of the Company and its Subsidiaries and the Trust.

     As used herein, the phrase "to our knowledge" or "to the best of our knowledge" or other similar phrase means the actual knowledge of the attorneys who have had active involvement in the transactions described above or who have prepared or signed this opinion letter, or who otherwise have devoted substantial attention to legal matters for the Company.

     Based upon and subject to the foregoing and the further qualifications set forth below, we are of the opinion as of the date hereof that:

     1. The Company is validly existing and in good standing under the laws of the State of California and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended. Each of the Significant Subsidiaries is validly existing and in good standing under the



                                      B-1-1
1034357.1
Redwood Empire Bancorp/Placement Agreement laws of its jurisdiction of organization. Each of the Company and the Significant Subsidiaries has full corporate power and authority to own or lease its properties and to conduct its business as such business is currently conducted in all material respects. To the best of our knowledge, all outstanding shares of capital stock of the Significant Subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable except to the extent such shares may be deemed assessable under 12 U.S.C. Section 1831o or 12 U.S.C. Section 55, and are owned of record and beneficially, directly or indirectly, by the Company.

     2. The issuance, sale and delivery of the Debentures in accordance with the terms and conditions of the Placement Agreement and the Operative Documents have been duly authorized by all necessary actions of the Company. The issuance, sale and delivery of the Debentures by the Company and the issuance, sale and delivery of the Trust Securities by the Trust do not give rise to any preemptive or other rights to subscribe for or to purchase any shares of capital stock or equity securities of the Company or the Significant Subsidiaries pursuant to the corporate Articles of Incorporation or Charter, By-Laws or other governing documents of the Company or the Significant Subsidiaries, or, to the best of our knowledge, any agreement or other instrument to which either Company or the Subsidiaries is a party or by which the Company or the Significant Subsidiaries may be bound.

     3. The Company has all requisite corporate power to enter into and perform its obligations under the Placement Agreement and the Subscription Agreement, and the Placement Agreement and the Subscription Agreement have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws affecting creditors' rights generally, and except as the indemnification and contribution provisions thereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach.

     4. Each of the Indenture, the Trust Agreement and the Guarantee Agreement has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

     5. The Debentures have been duly authorized, executed and delivered by the Company, are entitled to the benefits of the Indenture and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

     6. To the best of our knowledge, neither the Company, the Trust, nor any other Subsidiaries of the Company is in breach or violation of, or default under, with or without notice or lapse of time or both, its Articles of Incorporation or Charter, By-Laws or other governing documents (including without limitation, the Trust Agreement). The execution, delivery and performance of the Placement Agreement and the Operative Documents and the consummation of the transactions contemplated by the Placement Agreement and the Operative Documents do not and will not (i) result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Company or its Subsidiaries, or (ii) conflict with, constitute a material breach or violation of, or constitute a material default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of (A) the Articles of Incorporation or Charter, By-Laws or other governing documents of the Company or its Subsidiaries, or (B) to the best of our knowledge, any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to


                                      B-1-2
1034357.1
Redwood Empire Bancorp/Placement Agreement which the Company or its Subsidiaries is a party or by which any of them or any of their respective properties may be bound or (C) any order, decree, judgment, franchise, license, permit, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, known to us having jurisdiction over the Company or its Subsidiaries or any of their respective properties which, in the case of each of (i) or (ii) above, is material to the Company and its Subsidiaries on a consolidated basis.

     7. Except for filings, registrations or qualifications that may be required by applicable securities laws, no authorization, approval, consent or order of, or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required under the laws of the State of California in connection with the transactions contemplated by the Placement Agreement and the Operative Documents in connection with the offer and sale of the Capital Securities as contemplated by the Placement Agreement and the Operative Documents.

     8. To the best of our knowledge (i) no action, suit or proceeding at law or in equity is pending or threatened to which the Offerors or their Subsidiaries are or may be a party, and (ii) no action, suit or proceeding is pending or threatened against or affecting the Offerors or their Subsidiaries or any of their properties, before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could reasonably be expected to have a material adverse effect on the consummation of the transactions contemplated by the Placement Agreement and the Operative Documents or the issuance and sale of the Capital Securities as contemplated therein or the condition (financial or otherwise), earnings, affairs, business, or results of operations of the Offerors and their Subsidiaries on a consolidated basis.

     9. Assuming the truth and accuracy of the representations and warranties of the Placement Agents in the Placement Agreement and the Purchaser in the Subscription Agreement, it is not necessary in connection with the offering, sale and delivery of the Capital Securities, the Debentures and the Guarantee Agreement (or the Guarantee) to register the same under the Securities Act of 1933, as amended, under the circumstances contemplated in the Placement Agreement and the Subscription Agreement.

     10. Neither the Company nor the Trust is or after giving effect to the offering and sale of the Capital Securities and the consummation of the transactions described in the Placement Agreement will be, an "investment company" or an entity "controlled" by an "investment company," in each case within the meaning of the Investment Company Act of 1940, as amended, without regard to Section 3(c) of such Act.

     The opinion expressed in the first two sentences of numbered paragraph 1 of this Opinion Letter is based solely upon certain certificates and confirmations issued by the applicable governmental officer or authority with respect to each of the Company and the Significant Subsidiaries.

     With respect to the foregoing opinions, since no member of this firm is actively engaged in the practice of law in the States of Connecticut or New York, we do not express any opinions as to the laws of such states and have (i) relied, with your approval, upon the opinion of Shipman & Goodwin LLP with respect to matters of Connecticut law and (ii) assumed, with your approval and without rendering any opinion to such effect, that the laws of the State of New York, in all respects material to this opinion, are substantively identical to the laws of the State of California, without regard to conflict of law provisions.



                                      B-1-3
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Redwood Empire Bancorp/Placement Agreement

     This opinion is rendered to you solely pursuant to Section 3.1(a) of the Placement Agreement. As such, it may be relied upon by you only and may not be used or relied upon by any other person for any purpose whatsoever without our prior written consent.

                                Very truly yours,












                                     B-1-4
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


                                   EXHIBIT B-2
                       FORM OF CONNECTICUT COUNSEL OPINION
TO THE PARTIES LISTED
ON SCHEDULE I HERETO

Ladies and Gentlemen:

         We have acted as special counsel in the State of Connecticut (the "State") for Redwood Statutory Trust II (the "Trust"), a Connecticut statutory trust formed pursuant to the Amended and Restated Declaration of Trust (the "Trust Agreement") dated as of the date hereof, among Redwood Empire Bancorp, a California corporation (the "Sponsor"), U.S. Bank National Association, a national banking association ("U.S. Bank"), in its capacity as Institutional Trustee (the "Institutional Trustee"), and Patrick W. Kilkenny, James E. Beckwith and Dana R. Johnson, each, an individual, (each, an "Administrator") in connection with the issuance by the Trust to the Holders (as defined in the Trust Agreement) of its capital securities (the "Capital Securities") pursuant to the Placement Agreement dated as of July 17, 2003 (the "Placement Agreement"), the issuance by the Trust to the Sponsor of its Common Securities, pursuant to the Trust Agreement and the acquisition by the Trust from the Sponsor of Debentures, issued pursuant to the Indenture dated as of the date hereof (the "Indenture").

         The Institutional Trustee has requested that we deliver this opinion to you in accordance with Section 3.1(b) of the Placement Agreement. Capitalized terms not otherwise defined herein shall have the meanings specified in, or defined by reference in or set forth in the Operative Documents (as defined below).

         Our representation of the Trust has been as special counsel for the limited purposes stated above. As to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention or other state of mind), we have relied, with your permission, entirely upon (i) the representations and warranties of the parties set forth in the Operative Documents and (ii) certificates delivered to us by the management of U.S. Bank, and have assumed, with your permission, without independent inquiry, the accuracy of those representations, warranties and certificates.

         We have examined the following documents to which the Trust is a party, each of which is dated the date hereof, unless otherwise noted:

                           (i)      the Trust Agreement;

                           (ii)     the Placement Agreement;

                           (iii)    the Subscription Agreement;

                           (iv)     the Certificate of Common Securities;

                           (v)      the Certificate of Capital Securities;

                           (vi)     the Guarantee Agreement;

                           (vii) the Certificate of Trust filed with the Secretary of State of the State of Connecticut dated July 17, 2003; and



                                      B-2-1
1034357.1
Redwood Empire Bancorp/Placement Agreement

                           (viii) a Certificate of Legal Existence for the Trust obtained from the Secretary of State of the State of Connecticut dated July 17, 2003 (the "Certificate of Legal Existence").

     The documents referenced in subparagraphs (i) through (vii) above are hereinafter referred to collectively as the "Operative Documents."

     We have also examined originals, or copies, certified or otherwise identified to our satisfaction, of such other corporate and public records and agreements, instruments, certificates and other documents as we have deemed necessary or appropriate for the purposes of rendering this opinion. For purposes of our opinion rendered in paragraph 1 below, with respect to the legal existence of the Trust, our opinion relies entirely upon and is limited by the Certificate of Legal Existence, which is attached hereto as Exhibit A.

     We have assumed, with your permission, the genuineness of all signatures (other than those on behalf of U.S. Bank, the Guarantee Trustee, Indenture Trustee, Institutional Trustee and the Trust), the conformity of the originals of all documents reviewed by us as copies, the authenticity and completeness of all original documents reviewed by us in original or copy form and the legal competence of each individual executing any document.

     When an opinion set forth below is given to the best of our knowledge, or to our knowledge, or with reference to matters of which we are aware or which are known to us, or with another similar qualification, the relevant knowledge or awareness is limited to the actual knowledge or awareness of the individual lawyers in the firm who have participated directly and substantively in the specific transactions to which this opinion relates and without any special or additional investigation undertaken for the purposes of this opinion except as indicated herein.

     For the purposes of this opinion we have made such examination of law as we have deemed necessary. The opinions expressed below are limited solely to the internal substantive laws of the State (as applied by courts located in the State without regard to choice of law) and we express no opinion as to the laws of any other jurisdiction. To the extent to which this opinion deals with matters governed by or relating to the laws of any other state or jurisdiction, we have assumed, with your permission, that the Operative Documents are governed by the internal substantive laws of the State.

     We express no opinion as to (i) the effect of suretyship defenses, or defenses in the nature thereof, with respect to the obligations of any applicable guarantor, joint obligor, surety, accommodation party, or other secondary obligor or any provisions of the Trust Agreement with respect to indemnification or contribution and (ii) the accuracy or completeness of any exhibits or schedules to the Operative Documents. No opinion is given herein as to the choice of law or internal substantive rules of law that any court or other tribunal may apply to the transactions contemplated by the Operative Documents. No opinion is expressed herein as to the application or effect of federal securities laws or as to the securities or so-called "Blue Sky" laws of Connecticut or of any other state or other jurisdiction.

     Our opinion, with your permission, is further subject to the following exceptions, qualifications and assumptions:

          (a) We have assumed without any independent investigation that (i) each party to the Operative Documents, other than U.S. Bank, the Guarantee Trustee, Indenture Trustee, Institutional Trustee and the Trust, as applicable, at all times relevant thereto, is validly existing and in good standing under the laws of the jurisdiction in which it is organized, and is qualified to do business and in good standing under the laws of each jurisdiction where such qualification is required generally or necessary in order for such party to enforce its rights under such Operative



                                      B-2-2
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Redwood Empire Bancorp/Placement Agreement

     Documents, (ii) each party to the Operative Documents, at all times relevant thereto, had and has the full power, authority and legal right under its certificate of incorporation, partnership agreement, by-laws, and other governing organizational documents, and the applicable corporate, partnership, or other enterprise legislation and other applicable laws, as the case may be (other than U.S. Bank, the Guarantee Trustee, Indenture Trustee, Institutional Trustee or the Trust) to execute, deliver and to perform its obligations under, the Operative Documents, and (iii) each party to the Operative Documents other than U.S. Bank, the Guarantee Trustee, Indenture Trustee, Institutional Trustee or the Trust has duly executed and delivered each of such agreements and instruments to which it is a party and that the execution and delivery of such agreements and instruments and the transactions contemplated thereby have been duly authorized by proper corporate or other organizational proceedings as to each such party.

          (b) We have assumed without any independent investigation (i) that the Institutional Trustee, the Sponsor and the Administrators have received the agreed to and stated consideration for the incurrence of the obligations applicable to it under the Trust Agreement and each of the other Operative Documents, (ii) that each of the Operative Documents (other than the Trust Agreement) is a valid, binding and enforceable obligation of each party thereto other than the Trust, U.S. Bank and the Institutional Trustee, as applicable; and, for the purposes of this opinion letter, we herein also assume that each of the Operative Documents (other than the Trust Agreement) constitutes a valid, binding and enforceable obligation of U.S. Bank, the Guarantee Trustee and the Indenture Trustee, as applicable under Connecticut and federal law (as to which such matters we are delivering to you a separate opinion letter on this date, which is subject to the assumptions, qualifications and limitations set forth therein).

          (c) The enforcement of any obligations of U.S. Bank, the Sponsor and the Administrators, as applicable, under the Trust Agreement and the obligations of the Trust under the other Operative Documents may be limited by the receivership, conservatorship and supervisory powers of depository institution regulatory agencies generally, as well as by bankruptcy, insolvency, reorganization, moratorium, marshaling or other laws and rules of law affecting the enforcement generally of creditors' rights and remedies (including such as may deny giving effect to waivers of debtors' or guarantors' rights); and we express no opinion as to the status under any fraudulent conveyance laws or fraudulent transfer laws of any of the obligations of U.S. Bank, the Sponsor, the Administrators or the Trust under any of the Operative Documents.

          (d) We express no opinion as to the enforceability of any particular provision of the Trust Agreement or the other Operative Documents relating to remedies after default.

          (e) We express no opinion as the availability of any specific or equitable relief of any kind.

          (f) The enforcement of any rights may in all cases be subject to an implied duty of good faith and fair dealing and to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (g) We express no opinion as to the enforceability of any particular provision of any of the Operative Documents relating to (i) waivers of rights to object to jurisdiction or venue, or consents to jurisdiction or venue, (ii) waivers of rights to (or methods of) service of process, or rights to trial by jury, or other rights or benefits bestowed by operation of law, (iii) waivers of any applicable defenses, setoffs, recoupments, or counterclaims, (iv) waivers or variations of provisions which are not capable of waiver or variation under Sections 1-102, 9-602, 9-603 or other provisions of the Uniform Commercial Code ("UCC") of the State, (v) the grant of powers


                                      B-2-3
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Redwood Empire Bancorp/Placement Agreement
     of attorney to any person or entity, or (vi) exculpation or exoneration clauses, indemnity clauses, and clauses relating to releases or waivers of unmatured claims or rights.

          (h) We have made no examination of, and no opinion is given herein as to the Trustee's or the Trust's title to or other ownership rights in, or the existence of any liens, charges or encumbrances on, or adverse claims against, any asset or property held by the Institutional Trustee or the Trust. We express no opinion as to the creation, validity, attachment, perfection or priority of any mortgage, security interest or lien in any asset or property held by the Institutional Trustee or the Trust.

          (i) We express no opinion as to the effect of events occurring, circumstances arising, or changes of law becoming effective or occurring, after the date hereof on the matters addressed in this opinion letter, and we assume no responsibility to inform you of additional or changed facts, or changes in law, of which we may become aware.

          (j) We express no opinion as to any requirement that any party to the Operative Documents (or any other persons or entities purportedly entitled to the benefits thereof) qualify or register to do business in any jurisdiction in order to be able to enforce its rights thereunder or obtain the benefits thereof.

     Based upon the foregoing and subject to the limitations and qualifications set forth herein, we are of the opinion that:

     1. The Trust has been duly formed and is validly existing as a statutory trust under the Connecticut Statutory Trust Act, Chapter 615 of Title 34 of the Connecticut General Statutes, Section 500, et seq. (the "Act").

     2. The Trust Agreement constitutes a valid and binding obligation of U.S. Bank and the Institutional Trustee enforceable against U.S. Bank and the Institutional Trustee in accordance with the terms thereof.

     3. The Trust Agreement constitutes a valid and binding obligation of the Sponsor and the Administrators, enforceable against the Sponsor and the Administrators in accordance with its terms.

     4. The Trust has the requisite trust power and authority to (a) execute and deliver, and to perform its obligations under, the Operative Documents, and (b) perform its obligations under such Operative Documents.

     5. Each of the Operative Documents to which the Trust is a party constitutes a valid and binding obligation of the Trust, enforceable against the Trust in accordance with the terms thereof.

     6. The Capital Securities have been duly authorized by the Trust under the Trust Agreement, and the Capital Securities, when duly executed and delivered to the Holders in accordance with the Trust Agreement, the Placement Agreement and the Subscription Agreement, will be validly issued, fully paid and nonassessable and will evidence undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Trust Agreement.

     7. The Common Securities have been duly authorized by the Trust Agreement, and the Common Securities, when duly executed and delivered to the Company in accordance with the Trust Agreement, the Placement Agreement and the Subscription Agreement and delivered and paid for in accordance therewith, will be validly issued, fully paid and nonassessable (subject to Section 9.1(b) of the Trust Agreement which provides that the Holders of Common Securities are liable for debts and



                                      B-2-4
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Redwood Empire Bancorp/Placement Agreement
obligations of the Trust to the extent such debts and obligations are not satisfied out of the Trust's assets) and will evidence undivided beneficial interests in the assets of the Trust and will be entitled to the benefits of the Trust Agreement.

     8. Neither the execution, delivery or performance by the Trust of the Operative Documents, the consummation by the Trust of the transactions contemplated thereby, nor compliance by the Trust with any of the terms and provisions thereof, (a) violates the Trust Agreement, or, to the best of our knowledge, contravenes or will contravene any provision of, or constitutes a default under, or results in any breach of, or results in the creation of any lien (other than as permitted under the Operative Documents) upon property of the Trust under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, license or other agreement or instrument, in each case known to us, to which it is a party or by which it is bound or (b) violates any applicable State law governing the Trust, or, to the best of our knowledge, any judgment or order of any court or other tribunal, in each case known to us, applicable to or binding on it.

     9. No consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any State governmental authority regulating the Trust is required for the execution, delivery, validity or performance of, or the carrying out by, the Trust of any of the transactions contemplated by the Operative Documents, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken.

     10. The Holders, as the beneficial holders of the Capital Securities,  will
be  entitled  to  the  same  limitation  of  personal   liability   extended  to
shareholders of domestic corporations organized under the laws of the State.

     11. Under the Trust Agreement, the issuance of the Capital Securities is not subject to preemptive rights.

     12. Assuming that the Trust will not be taxable as a corporation for federal income tax purposes, but rather will be classified for such purposes as a grantor trust under Subpart E, Part I of Subchapter J of the Internal Revenue Code of 1986, as amended, the Trust will not be subject to any tax, fee or other government charge under the laws of the State of Connecticut or any political subdivision thereof.

     This opinion is rendered solely for the benefit of those institutions listed on Schedule I hereto and their successors and assigns in connection with the transactions contemplated by the Operative Documents and may not be used or relied upon by any other person or for any other purpose.

                                Very truly yours,



                                SHIPMAN & GOODWIN LLP


                                      B-2-5
1034357.1
Redwood Empire Bancorp/Placement Agreement

                                   SCHEDULE I


         U.S. Bank National Association

         FTN Financial Capital Markets

         Keefe, Bruyette & Woods, Inc.

         First Tennessee Bank National Association

         Lewis, Rice & Fingersh, L.C.

         Redwood Empire Bancorp

         Carle, Mackie, Power & Ross LLP






                                      B-2-6
1034357.1
Redwood Empire Bancorp/Placement Agreement

                            EXHIBIT A TO EXHIBIT B-2

                         CERTIFICATE OF LEGAL EXISTENCE
                                 (See Tab No. 6)








                                      B-2-7
1034357.1
Redwood Empire Bancorp/Placement Agreement

                                   EXHIBIT B-3

                           FORM OF TAX COUNSEL OPINION


Redwood Empire Bancorp
1111 Santa Rosa Avenue
Santa Rosa, California  95404

Redwood Statutory Trust II
c/o Redwood Empire Bancorp
1111 Santa Rosa Avenue
Santa Rosa, California  95404

FTN Financial Capital Markets
845 Crossover Lane, Suite 150
Memphis, Tennessee  38117

Keefe, Bruyette & Woods, Inc.
787 7th Avenue
4th Floor
New York, New York 10019

Ladies and Gentlemen:

         We have acted as special tax counsel to Redwood Empire Bancorp and to Redwood Statutory Trust II in connection with the proposed issuance of (i) Fixed/Floating Rate Capital Securities, liquidation amount $1,000.00 per Capital Security (the "Capital Securities") of Redwood Statutory Trust II, a statutory business trust created under the laws of Connecticut (the "Trust"), pursuant to the terms of the Amended and Restated Declaration of Trust dated as of the date hereof by Redwood Empire Bancorp, a California corporation (the "Company"), U.S. Bank National Association, as institutional trustee, and Patrick W. Kilkenny, James E. Beckwith and Dana R. Johnson, as Administrators (the "Trust Agreement"), (ii) Junior Subordinated Deferrable Interest Debentures (the "Corresponding Debentures") of the Company issued pursuant to the terms of an Indenture dated as of the date hereof from the Company to U.S. Bank National Association, as trustee (the "Indenture"), which Debentures are to be sold by the Company to the Trust, and (iii) the Guarantee Agreement of the Company with respect to the Capital Securities dated as of the date hereof (the "Guarantee") between the Company and U.S. Bank National Association, as guarantee trustee.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of documents, corporate records and other instruments as we have deemed necessary or appropriate for purposes of this opinion including (i) the Indenture, (ii) the form of the Corresponding Debentures attached as an exhibit to the Indenture, (iii) the Trust Agreement, (iv) the Guarantee, and (v) the form of Capital Securities Certificate attached as an exhibit to the Trust Agreement (collectively the "Documents"). Furthermore, we have relied upon certain representations made by the Company and upon the opinion of Shipman & Goodwin LLP as to certain matters of Connecticut law. In such examination, we have assumed the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents, the genuineness of all signatures and the correctness of all representations made therein. We have further assumed that there are no agreements or understandings contemplated therein other than those contained in the Documents.

                                     B-3-1
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

         Based upon the foregoing, and assuming (i) that the final Documents will be substantially identical to the forms examined, (ii) full compliance with all the terms of the final Documents, and (iii) the accuracy of representations made by the Company and delivered to us, we are of the opinion that:

         (a) The Corresponding Debentures will be classified as indebtedness of the Company for U.S. federal income tax purposes.

         (b) The Trust will be characterized as a grantor trust and not as an association taxable as a corporation for U.S. federal income tax purposes.

         The opinions expressed above are based on existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, published interpretations by the Internal Revenue Service of the Code and such Treasury regulations, and existing court decisions, any of which could be changed at any time. Any such changes may or may not be retroactively applied, and may result in federal income tax consequences that differ from those reflected in the opinions set forth above. We note that there is no authority directly on point dealing with securities such as the Capital Securities or with transactions of the type described herein, and that the authorities on which this opinion is based are subject to various interpretations. Further, you should be aware that opinions of counsel have no official status and are not binding on the Internal Revenue Service or the courts. Accordingly, we can provide no assurance that the interpretation of the federal income tax laws set forth in our opinions will prevail if challenged by the IRS in an administrative or judicial proceeding.

         We have also assumed that each transaction contemplated herein will be carried out strictly in accordance with the Documents. Any variance in the facts may result in Federal income tax consequences that differ from those reflected in the opinions set forth above.

         Additionally, we undertake no obligation to update this opinion in the event there is either a change in the legal authorities, in the facts (including the taking of any action by any party to any of the transactions described in the Documents relating to such transactions) or in the Documents on which this opinion is based, or an inaccuracy in any of the representations upon which we have relied in rendering this opinion.

         We express no opinion with respect to any matter not specifically addressed by the foregoing opinions, including state or local tax consequences, or any federal, state, or local issue not specifically referred to and discussed above including, without limitation, the effect on the matters covered by this opinion of the laws of any other jurisdiction.

         This letter is delivered for the benefit of the specified addressees and may not be relied upon by any other person. No portion of this letter may be quoted or otherwise referred to in any document or delivered to any other person or entity without the express written consent of Lewis, Rice & Fingersh, L.C. This opinion letter is rendered as of the date set forth above.

                                Very truly yours,

                                LEWIS, RICE & FINGERSH, L.C.


                                      B-3-2
1034357.1
Redwood Empire Bancorp/Placement Agreement

Lewis, Rice & Fingersh, L.C.
500 N. Broadway, Suite 2000
St. Louis, Missouri  63102
Attention:  Lawrence H. Weltman, Esq.


     Re: Representations Concerning the Issuance of Junior Subordinated Deferrable Interest Debentures (the "Debentures") to Redwood Statutory Trust II (the "Trust") and Sale of Trust Securities (the "Trust Securities") of the Trust

Ladies and Gentlemen:

     In accordance with your request, Redwood Empire Bancorp (the "Company") hereby makes the following representations in connection with the preparation of your opinion letter as to the United States federal income tax consequences of the issuance by the Company of the Debentures to the Trust and the sale of the Trust Securities.

         Company hereby represents that:

     1. The sole assets of the Trust will be the Debentures, any interest paid on the Debentures to the extent not distributed, proceeds of the Debentures, or any of the foregoing.

     2. The Company intends to use the net proceeds from the sale of the Debentures for general corporate purposes.

     3. The Trust was not formed to conduct any trade or business and is not authorized to conduct any trade or business. The Trust exists for the exclusive purposes of (i) issuing and selling the Trust Securities, (ii) using the proceeds from the sale of Trust Securities to acquire the Debentures, and (iii) engaging only in activities necessary or incidental thereto.

     4. The Trust was formed to facilitate direct investment in the assets of the Trust, and the existence of multiple classes of ownership is incidental to that purpose. There is no intent to provide holders of such interests in the Trust with diverse interests in the assets of the Trust.

     5. The Company intends to create a debtor-creditor relationship between the Company, as debtor, and the Trust, as a creditor, upon the issuance and sale of the Debentures to the Trust by the Company. The Company will (i) record and at all times continue to reflect the Debentures as indebtedness on its separate books and records for financial accounting purposes, and (ii) treat the Debentures as indebtedness for all United States tax purposes.

     6. During each year, the Trust's income will consist solely of payments made by the Company with respect to the Debentures. Such payments will not be derived from the active conduct of a financial business by the Trust. Both the Company's obligation to make such payments and the measurement of the amounts payable by the Company are defined by the terms of the Debentures. Neither the Company's obligation to make such payments nor the measurement of the amounts payable by the Company is dependent on income or profits of Company or any affiliate of the Company.

     7. The Company expects that it will be able to make, and will make, timely payment of amounts identified by the Debentures as principal and interest in accordance with the terms of the Debentures with available capital or accumulated earnings.


                                      B-3-3
1034357.1
Redwood Empire Bancorp/Placement Agreement

     8. The Company presently has no intention to defer interest payments on the Debentures, and it considers the likelihood of such a deferral to be remote because, if it were to exercise its right to defer payments of interest with respect to the Debentures, it would not be permitted to declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any capital stock of the Company or any affiliate of the Company (other than payments of dividends or distributions to the Company) or make any payment of principal of or interest or premium, if any, on or repay, repurchase, or redeem any debt securities of the Company or any affiliate of the Company that rank pari passu in all respects with or junior in interest to the Debentures, in each case subject to limited exceptions stated in
Section 2.11 of the Indenture to be entered into in connection with the issuance of the Debentures.

     9. Immediately after the issuance of the Debentures, the debt-to-equity ratio of the Company (as determined for financial accounting purposes, but excluding deposit liabilities from the Company's debt) will be within standard depository institution industry norms and, in any event, will be no higher than four to one (4 : 1).

     10. To the best of our knowledge, the Company is currently in compliance with all federal, state, and local capital requirements, except to the extent that failure to comply with any such requirements would not have a material adverse effect on the Company and its affiliates.

     11. The Company will not issue any class of common stock or preferred stock senior to the Debentures during their term.

     12. The Internal Revenue Service has not challenged the interest deduction on any class of the Company's subordinated debt in the last ten (10) years on the basis that such debt constitutes equity for federal income tax purposes.

     The above representations are accurate as of the date below and will continue to be accurate through the issuance of the Trust Securities, unless you are otherwise notified by us in writing. The undersigned understands that you will rely on the foregoing in connection with rendering certain legal opinions, and possesses the authority to make the representations set forth in this letter on behalf of the Company.

                                Very truly yours,

                                REDWOOD EMPIRE BANCORP


Date: July 17, 2003            By:      ___________________________________

                               Title:   ___________________________________


                                      B-3-4
1034357.1
Redwood Empire Bancorp/Placement Agreement

                                    EXHIBIT C
                            SIGNIFICANT SUBSIDIARIES
National Bank of the Redwoods










                                       C-1
1034357.1
Redwood Empire Bancorp/Placement Agreement

                                    EXHIBIT D

                            FORM OF QUARTERLY REPORT


First Tennessee Bank National Association
845 Crossover Lane, Suite 150
Memphis, Tennessee  38117
Attention:  David Work


BANK HOLDING COMPANY
As of [March 31, June 30, September 30 or December 31], 20__

Tier 1 to Risk Weighted Assets                                    _________%

Ratio of Double Leverage                                          _________%

Non-Performing Assets to Loans and OREO                           _________%

Ratio of Reserves to Non-Performing Loans                         _________%

Ratio of Net Charge-Offs to Loans                                 _________%

Return on Average Assets (annualized)**                           _________%

Net Interest Margin (annualized)**                                _________%

Efficiency Ratio                                                  _________%

Ratio of Loans to Assets                                          _________%

Ratio of Loans to Deposits                                        _________%

Total Assets                                                     $__________

Year to Date Income                                              $__________

-------------------
*A table describing the quarterly report calculation procedures is provided on page D-2

** To annualize Return on Average Assets and Net Interest Margin do the following:
1st Quarter-multiply income statement item by 4, then divide by balance sheet item(s)
2nd Quarter-multiply income statement item by 2,then divide by balance sheet item(s)
3rd Quarter-divide income statement item by 3, then multiply by 4, then divide by balance sheet item(s)
4th Quarter-should already be an annual number
NO ADJUSTMENT SHOULD BE MADE TO BALANCE SHEET ITEMS

                                       D-1
1034357.1
Redwood Empire Bancorp/Placement Agreement

                              Financial Definitions


----------------------- -------------------------------------------------- ---------------------------------------------------
Report Item             Corresponding  FRY-9C or LP Line  Items with Line
                        Item corresponding Schedules                       Description of Calculation
----------------------- -------------------------------------------------- ---------------------------------------------------
"Tier  1  Capital"  to  BHCK7206                                           Tier  1  Risk  Ratio:   Core  Capital   (Tier  1)/
Risk Weighted Assets    Schedule HC-R                                      Risk-Adjusted Assets
----------------------- -------------------------------------------------- ---------------------------------------------------
Ratio    of     Double  (BHCP0365)/(BHCP3210)                              Total equity  investments in subsidiaries  divided
Leverage                Schedule PC  in the LP                             by  the  total  equity  capital.   This  field  is
                                                                           calculated   at   the   parent    company   level.
                                                                           "Subsidiaries"    include   bank,   bank   holding
                                                                           company, and nonbank subsidiaries.
----------------------- -------------------------------------------------- ---------------------------------------------------
Non-Performing  Assets  (BHCK5525-BHCK3506+BHCK5526-                       Total+Nonperforming Assets  (NPLs+Foreclosed
to Loans and OREO       BHCK3507+BHCK2744)/(BHCK2122+BHCK2744)             Real Estate+Other  Nonaccrual  &  Repossessed
                        Schedules HC-C, HC-M & HC-N                        Assets)/Total Loans + Foreclosed Real Estate
----------------------- -------------------------------------------------- ---------------------------------------------------
Ratio of  Reserves  to  (BHCK3123+BHCK3128)/(BHCK5525-                     Total) Loan  Loss  and  Allocated   Transfer  Risk
Non-Performing Loans    BHCK3506+BHCK5526-BHC-BHCK3507)                    Reserves/ Total  Nonperforming Loans
                        Schedules HC & HC-N                                (Nonaccrual +Restructured)
----------------------- -------------------------------------------------- ---------------------------------------------------
Ratio      of      Net  (BHCK4635-BHCK4605)/(BHCK3516)                     Net charge offs for the period as a percentage  of
Charge-Offs to Loans    Schedules HI-B & HC-K                              average loans.
----------------------- -------------------------------------------------- ---------------------------------------------------
Return on Assets        (BHCK4340/BHCK3368)                                Net Income as a percentage of Assets.
                         Schedules HI & HC-K
----------------------- -------------------------------------------------- ---------------------------------------------------
Net Interest Margin     (BHCK4519)/(BHCK3515+BHCK3365+BHCK                 (Net Interest Income Fully Taxable Equivalent,  if
                        3516+BHCK3401+BHCKB985)                            available / Average Earning Assets)
                        Schedules HI Memorandum and HC-K
----------------------- -------------------------------------------------- ---------------------------------------------------
Efficiency Ratio        (BHCK4093)/(BHCK4519+BHCK4079)                     (Noninterest   Expense)/   (Net  Interest   Income
                        Schedule HI                                        Fully  Taxable  Equivalent,   if  available,  plus
                                                                           Noninterest Income)
----------------------- -------------------------------------------------- ---------------------------------------------------
Ratio   of   Loans  to  (BHCKB528+BHCK5369)/BHCK2170)                      Total  Loans & Leases  (Net of  Unearned  Income &
Assets                  Schedule HC                                        Gross of Reserve)/ Total Assets
----------------------- -------------------------------------------------- ---------------------------------------------------
Ratio   of   Loans  to  (BHCKB528+BHCK5369)/(BHDM6631+BHD                  Total) Loans & Leases  (Net of  Unearned  Income &
Deposits                M6636+BHFN6631+BHFN6636)                           Gross  of  Reserve)/   Total  Deposits   (Includes
                        Schedule HC                                        Domestic and Foreign Deposits)
----------------------- -------------------------------------------------- ---------------------------------------------------
Total Assets            (BHCK2170)                                         The  sum  of  total  assets.   Includes  cash  and
                        Schedule HC                                        balances   due   from   depository   institutions;
                                                                           securities;  federal  funds  sold and  securities
                                                                           purchased under  agreements  to  resell;  loans  and
                                                                           lease  financing receivables;  trading  assets;
                                                                           premises  and fixed  assets; other  real  estate  owned;
                                                                           investments  in  unconsolidated subsidiaries and
                                                                           associated companies;  customer's liability on
                                                                           acceptances  outstanding;  intangible  assets;  and
                                                                           other assets.
----------------------- -------------------------------------------------- ---------------------------------------------------
Net Income              (BHCK4300)                                         The  sum of  income  (loss)  before  extraordinary
                        Schedule HI                                        items  and  other  adjustments  and  extraordinary
                                                                           items;  and  other  adjustments,   net  of  income
                                                                           taxes.
----------------------- -------------------------------------------------- ---------------------------------------------------

                                       D-2
1034357.1
Redwood Empire Bancorp/Placement Agreement